UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street,

Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended December 31, 2018, the global economy continued to expand, with economies in emerging markets generally growing faster than those in developed markets.

China’s economy grew at a slower pace amid lower industrial production growth and the apparent effects of U.S.-China trade tensions and tariffs. In 2018’s third quarter, economic growth slowed in India and Russia, while growth accelerated in Brazil and Poland and Mexico’s economy resumed growth. Despite growth in a number of emerging market economies, emerging market equities were hurt by investor concerns about global economic growth, rising U.S. interest rates, heightened U.S.-China trade issues and contagion concerns about economic crises in Turkey and Argentina. These concerns were mitigated by a U.S.-China trade truce near period-end and signals the U.S. Federal Reserve could slow its pace of interest-rate increases. In this environment, emerging market stocks had a -14.25% total return, as measured by the MSCI Emerging Markets Index, while emerging market bonds had a -4.61% total return, as measured by the J.P. Morgan Emerging Markets Bond Index Global, for the 12-month period ended December 31, 2018.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Emerging Markets Balanced Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Investment Trust

This letter reflects our analysis and opinions as of December 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

CFA® is a trademark owned by CFA Institute.

2	Not part of the annual report	franklintempleton.com

Annual Report

Templeton Emerging Markets Balanced Fund

This annual report for Templeton Emerging Markets Balanced Fund covers the fiscal year ended December 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings, in a diversified portfolio of equity securities and fixed and floating rate debt obligations issued by governments, government-related entities and corporate entities that are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries. The Fund normally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income senior securities.

Performance Overview

The Fund’s Class A shares had a -12.30% cumulative total return for the 12 months under review. For comparison, an equally weighted combination of the MSCI Emerging Markets (EM) Index and the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global had a -9.34% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Asset Allocation*

Based on Total Net Assets as of 12/31/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the 12 months under review. China’s economy continued to grow in 2018’s third quarter, though at its slowest annual rate since 2009. During 2018’s first three quarters, China saw decreased annual growth rates across sectors, including industrial production, services, fixed-asset investment, and exports and imports, amid indications that trade tensions with the U.S. negatively affected the economy. India’s annual growth rate in 2018’s third quarter moderated from the prior quarter, as high oil prices and a depreciated rupee hurt consumer spending. Growth in financial services and manufacturing also slowed. Russia’s economy grew in 2018’s third quarter, though at a slower annual growth rate than the prior quarter as the positive effects of the summer World Cup faded. Growth slowed for accommodations and food services, transportation, and information and communication. Brazil’s economy expanded at a faster annual rate in the third quarter. The country’s exports significantly rebounded following a nationwide trucker’s strike in May. Household spending growth slowed, while growth accelerated in the services, transportation and financial services sectors. Among other emerging markets, the economies of Mexico, Poland and Turkey continued to grow.

1. Source: Morningstar. The Fund’s blended benchmark is currently weighted 50% for the MSCI EM Index and 50% for the JPM EMBI Global and is rebalanced monthly. For the 12 months ended 12/31/18, the MSCI EM Index had a -14.25% total return and the JPM EMBI Global had a -4.61% total return.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 18.

franklintempleton.com	Annual Report	3

TEMPLETON EMERGING MARKETS BALANCED FUND

Monetary policies varied among emerging market central banks. Brazil’s central bank cut its benchmark interest rate twice during the 12-month period, while some, including those of India, Turkey and the Czech Republic, raised their benchmark interest rates multiple times. Mexico’s central bank raised its benchmark interest rate four times to a 10-year high, citing global economic and domestic political uncertainties. Russia’s central bank changed its benchmark interest rate several times, but at period-end the rate was the same as at the beginning of the period. South Korea’s and Chile’s central banks raised their benchmark interest rates during the period, while Taiwan’s central bank left its benchmark interest rate unchanged. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth.

Emerging market stocks declined during the 12 months under review due to concerns about global economic growth, rising U.S. interest rates, a strengthening U.S. dollar and heightened international trade tensions, particularly between the U.S. and China. Contagion concerns about economic crises in Turkey and Argentina also weighed on investor sentiment. Emerging market equities reversed some of their losses near period-end, amid a trade truce between the U.S. and China and signals the U.S. Federal Reserve would slow its pace of interest rate increases. European stocks were pressured by political and economic instability in the region, particularly in Italy and Turkey. Asian equities were hurt by declines in technology stocks and increased tensions in the Korean peninsula, though tensions eased later in the year. In this environment, emerging market stocks, as measured by the MSCI EM Index, had a -14.25% total return for the 12 months ended December 31, 2018.1

The year began with sharply rising yields in the U.S. and Europe as reflation sentiments returned to markets. Deregulation efforts and tax cuts in the U.S. were expected to add stimulus to an already strong U.S. economy. The 10-year U.S. Treasury (UST) yield rose 0.45% during the first two months of 2018, finishing February at 2.86%. In Europe, the 10-year German Bund yield rose 0.27% during the first month of the year, reaching its peak yield for the period at 0.77% on February 2, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank (ECB), but those expectations would largely disappear by the summer.

In February, Jerome Powell took over as U.S. Federal Reserve (Fed) Chair, replacing Janet Yellen. Powell indicated his intentions to continue the glide path of rate hikes and balance

Geographic Composition*

Based on Total Net Assets as of 12/31/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

sheet unwinding. However, by March, the rising yield trends in the U.S. and Europe stalled and moderately reversed. U.S. protectionist policies in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high-yield credit tiers in the U.S. and Europe during the month, ultimately widening even further over the rest of the year. In April, reflation sentiments briefly resurfaced, driving the 10-year UST yield above 3.00% for the first time in more than four years. However, risk aversion returned to global bond markets in the second half of May, as political turmoil in Italy raised concerns over Italian debt sustainability and the viability of the euro.

4	Annual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND

Yields in Italy, Spain and much of peripheral Europe rose sharply, while yields in Germany, France and the U.S. declined on flights to quality. Several Latin American countries concurrently saw rising yields and sharp depreciations of their exchange rates on regional volatility.

In mid-June, ECB President Mario Draghi announced the net asset purchase program would be reduced to 15 billion euros per month for October, November and December, and would conclude at the end of 2018. Draghi also indicated rates would likely remain unchanged until at least the summer of 2019, quelling any remaining expectations for a 2018 rate hike. In the U.S., yields briefly rose in July as economic activity continued to strengthen. Annualized second-quarter U.S. gross domestic product came in at 4.2%, its highest level since 2014.

However, a wave of broad-based risk aversion across emerging markets arrived in late August, driving exchange rates lower against the U.S. dollar. Several perceived safe-haven assets rallied, including USTs. We viewed much of the late summer selloffs as fear-driven overreactions that often exceeded the fundamental risks in individual countries. As an asset category, emerging markets showed the highest level of undervaluation across the global fixed income markets, in our assessment, and we expected select countries with healthier or improving underlying fundamentals to rebound from the heightened volatility.

By mid-September, risk aversion across emerging markets began to diminish, as several security valuations incrementally stabilized and improved. UST yields rose sharply during the month, on expectations the Fed would hike rates at its September 26 meeting. Those trends continued through October, with the 10-year UST reaching its highest yield of the year on November 8, at 3.24%. However, market volatility escalated in December as global growth uncertainties and trade policy concerns led to rallies in perceived safe-haven assets. The 10-year UST yield dropped sharply to finish the year at 2.69%, despite the Fed’s fourth rate hike of the year on December 19.

On the whole, duration exposures in the U.S. and in several parts of the world faced headwinds from rising rates during much of the period, before those trends sharply reversed in December. Select local-currency bond markets fared better than others, as valuations strengthened in places like Brazil but weakened in places like Indonesia. On the currency front, the U.S. dollar started the period weaker before significantly strengthening against global currencies over the remainder of the year. On the whole, avoiding UST duration proved important to performance during much of the period, as did long exposure to the U.S. dollar and select positioning in emerging markets.

Investment Strategy

When allocating assets between the equity portion and the fixed income portion of the Fund, we apply a bottom up, fundamental research approach, considering the opportunity set within each asset class based on both absolute and relative valuations available within each asset class. We consider the relative valuation of equities versus bonds and the volatility and near-term risk of loss in each asset class.

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities.

When choosing fixed income investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts. The Fund maintains significant positions in currency-related derivative instruments as a hedging technique with respect to its fixed income securities or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may represent, from time to time, a large component of the Fund’s fixed income investment returns. The Fund may also enter into various other transactions involving derivatives from time to time, including swap agreements (which may include credit default and interest-rate swaps). The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, or may be used for hedging purposes.

Manager’s Discussion

We continued to allocate in favor of equities during the period as we sought to take advantage of valuation opportunities within emerging market equities. Within fixed income, we

franklintempleton.com	Annual Report	5

TEMPLETON EMERGING MARKETS BALANCED FUND

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

sought to take advantage of valuation opportunities in emerging market countries with favorable growth prospects, low indebtedness and higher reserves.

Equity

Key contributors to the Fund’s absolute performance during the reporting period included Fila Korea, LUKOIL and Banco Bradesco.

Fila Korea is one of South Korea’s leading sportswear companies. It also licenses the Fila brand around the world and owns a stake in U.S. golf product manufacturer Acushnet.2 Shares of Fila Korea advanced as the company’s efforts to revitalize its domestic business and expand in China helped improve quarterly earnings. The company also reported significantly better-than-expected second- and third-quarter earnings growth driven by strong sales growth globally and improved sales in high-margin products. Steady financial results from Acushnet also buoyed the stock.

Top Five Equity Holdings
12/31/18
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	4.2%

Technology Hardware, Storage & Peripherals, South Korea
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	3.8%
Naspers Ltd. Media, South Africa	3.4%
Alibaba Group Holding Ltd. Internet & Direct Marketing Retail, China	2.4%
ICICI Bank Ltd. Banks, India	2.0%

LUKOIL is a Russian energy company involved primarily in the exploration, production, marketing and refining of oil and oil-related products. The company owns some of the largest oil reserves in the world. Rebounding oil prices benefited company shares, significantly boosting sales and earnings in the second and third quarters. LUKOIL also started a large share buyback program and approved the cancellation of a portion of its treasury shares, with both moves aimed at improving shareholder value and corporate governance. A decline in oil prices late in the period, however, led the company’s share price to finish 2018 below its year-high.

Banco Bradesco is one of Brazil’s largest financial conglomerates. It operates across a wide-range of segments, including asset management, insurance, wholesale banking, full retail operations, credit card and general corporate and personal lending. Banco Bradesco announced strong quarterly results during the period, benefitting from positive loan growth trends and declining non-performing loan ratios. Improved sentiment in the Brazilian market in general, driven by the victory of a more market-friendly candidate in the presidential elections and improved economic growth, further lifted investor confidence in the stock.

In contrast, key performance detractors included Brilliance China Automotive Holdings, Samsung Electronics and Naspers.

Brilliance China Automotive manufactures and sells automobiles for the Chinese domestic market, predominantly through its joint venture with BMW,2 the German luxury car maker. BMW’s plans to increase its joint venture stake to a majority share was poorly received by investors, who expressed concerns about some aspects of the proposed deal terms,

2. Not a Fund holding.

6	Annual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND

Brilliance China’s reduced stake and the potential impact on earnings. The stock has corrected, and we believe the increased clarity about the joint venture agreement removes an overhang that had been weighing on the stock price since China’s decision to relax foreign ownership limits earlier in the year. In our opinion, luxury vehicle sales should continue to increase due to ongoing and growing demand for premium brands.

Samsung Electronics is a South Korea-based consumer electronics and semiconductor manufacturer. It is one of the world’s largest smartphone and memory chip producers as well as a key supplier of organic light-emitting diode displays. Shares of the export-focused company were caught in the crosshairs of mounting global trade tensions. While the company reported solid third-quarter earnings, investor sentiment was hurt by a decline in memory chip prices, an increase in inventory levels and a slowdown in smartphone demand.

Naspers is an internet and media group based in South Africa. It is a leading provider of pay-television services in sub-Saharan Africa. It also has sizeable investments in some of the world’s leading technology companies, including China-based Tencent Holdings and Russia-based Mail.ru Group (also Fund holdings). Shares of Tencent retreated due to regulatory uncertainty in China’s online gaming industry, which also impacted Naspers’ share price. Naspers’ plan to spin off its pay-television business lent some support to the stock. Information technology (IT) stocks in general corrected during the period as pessimism about future global growth, the U.S.-China trade conflict, rising U.S. interest rates and a strengthening U.S. dollar led investors to switch to more defensive stocks.3 Improving market sentiment late in the year, however, led shares to recover from their year-low.

In the past 12 months, the portfolio increased its holdings in China, India, Mexico and Peru due to their solid fundamentals. In terms of sectors, additions were undertaken in financials and health care.4 Key purchases included a new position in China Construction Bank, one of the largest commercial banks in China, and additional holdings in Naver, a dominant Korean internet search portal, and Tata Investment in India, which has minor stakes in key businesses in the Tata Group,2 an Indian holding company.

Top Five Fixed Income Holdings*
12/31/18
Issue/Issuer	% of Total Net Assets
Government of Ghana	5.7%
Government of India	5.3%
Government of Indonesia	4.6%
Nota Do Tesouro Nacional	4.0%
Argentine Bonos del Tesoro	3.7%
* Excludes short-term investments.

Meanwhile, we reduced the Fund’s holdings in South Korea, Thailand and Indonesia in favor of stocks we considered more attractively valued within our investment universe. Sectors which experienced the largest sales were energy, IT and consumer discretionary.5 Key sales included reduced holdings in Naspers and LUKOIL.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2018, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Fixed Income

During the reporting period the strategy was positioned for rising rates in the U.S. by maintaining low portfolio duration and using interest-rate swaps to gain negative duration exposure to U.S. Treasuries. The strategy also continued to seek duration exposures in select emerging markets that offered positive real yields without undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those

3. The information technology sector comprises electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI.

4. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI. The health care sector comprises pharmaceuticals in the SOI.

5. The energy sector comprises oil, gas and consumable fuels in the SOI. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; internet and direct marketing retail; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	7

TEMPLETON EMERGING MARKETS BALANCED FUND

available in the developed markets. The strategy also held long currency exposures in a number of emerging markets and net-negative exposures to the Japanese yen, euro and Australian dollar, as directional views on the currencies and as hedges against a broadly strengthening U.S. dollar. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the fixed income sleeve’s negative absolute performance was primarily due to currency positions, followed by overall credit exposures. Interest-rate strategies contributed to absolute results. Among currencies, positions in Latin America (Argentine peso and Brazilian real), Asia ex-Japan (Indian rupee and Indonesian rupiah) and Africa (Ghanaian cedi) detracted from absolute return. The Fund’s net-negative positions in the euro and Australian dollar, achieved through the use of currency forward contracts, contributed to absolute results, while its net-negative position in the Japanese yen, also through currency forward contracts, had a largely neutral effect. The Fund maintained low overall portfolio duration while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Brazil and Argentina), Africa (Ghana) and Asia ex-Japan (India) contributed to absolute performance.

On a relative basis, the Fund’s underperformance was primarily due to currency positions. Interest-rate strategies and overall credit exposures contributed to relative return. Among currencies, overweighted positions in Latin America (Argentine peso and Brazilian real), Asia ex-Japan (Indian rupee and Indonesian rupiah) and Africa (Ghanaian cedi) detracted from relative performance. However, the Fund’s underweighted positions in the euro and Australian dollar contributed to relative results, while its underweighted position in the Japanese yen had a largely neutral effect. The Fund was underweighted in U.S. dollar-denominated sovereign credits as we have largely avoided securities that are exposed to U.S. Treasury interest-rate risks, due to our expectations for rising U.S. Treasury yields. Underweighted credit exposures in Latin America and Europe notably contributed to relative performance as U.S. Treasury yields rose and credit spreads widened during the period. The Fund maintained a defensive approach regarding U.S. interest rates. Select off-benchmark local-currency duration exposures in Latin America (Argentina and Brazil), Asia ex-Japan (India) and Africa (Ghana) contributed to relative performance.

Subsequent to fiscal year-end December 31, 2018, Laura Burakreis departed the firm effective February 1, 2019. Her responsibilities have been allocated to others in the portfolio management team.

Thank you for your continued participation in Templeton Emerging Markets Balanced Fund. We look forward to serving your future investment needs.

Chetan Sehgal, CFA

Michael Hasenstab Ph.D.

Laura Burakreis

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8	Annual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND

Performance Summary as of December 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	-12.30%	-17.15%
5-Year	+4.28%	-0.29%
Since Inception (10/3/11)	+15.53%	+1.22%
Advisor
1-Year	-12.15%	-12.15%
5-Year	+5.57%	+1.09%
Since Inception (10/3/11)	+17.56%	+2.26%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

franklintempleton.com	Annual Report	9

TEMPLETON EMERGING MARKETS BALANCED FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

10	Annual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND

PERFORMANCE SUMMARY

Distributions (1/1/18–12/31/18)

Share Class	Net Investment Income	Tax Return of Capital	Total
A	$0.4327	$0.1346	$0.5673
C	$0.3731	$0.1160	$0.4891
R	$0.3879	$0.1203	$0.5082
R6	$0.4588	$0.1428	$0.6016
Advisor	$0.4525	$0.1409	$0.5934

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	1.50%	2.29%
Advisor	1.25%	2.04%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate due to factors affecting individual companies, particular industries or sectors, or general market conditions. Investments in emerging market countries involve special risks including currency fluctuations, economic and political uncertainties, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically exhibited greater price volatility than large company stocks. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The Fund’s investments in derivative securities and use of foreign currency techniques involve special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The markets for particular securities or types of securities are or may become relatively illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/2019. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global emerging markets. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	11

TEMPLETON EMERGING MARKETS BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/18	Value 12/31/18	7/1/18–12/31/18[1,2]	Value 12/31/18	7/1/18–12/31/18[1,2]	Ratio[2]

A	$1,000	$946.00	$ 7.26	$1,017.74	$ 7.53	1.48%
C	$1,000	$942.60	$10.92	$1,013.96	$11.32	2.23%
R	$1,000	$944.90	$ 8.43	$1,016.53	$ 8.74	1.72%
R6	$1,000	$947.60	$ 5.65	$1,019.41	$ 5.85	1.15%
Advisor	$1,000	$947.20	$ 6.04	$1,019.00	$ 6.26	1.23%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights

Templeton Emerging Markets Balanced Fund

	Year Ended December 31,			Year Ended March 31,

	2018	2017	2016[a]	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.26	$ 9.03	$ 8.33	$ 9.36	$10.10	$11.38

Income from investment operations[b]:

Net investment income[c]	0.50	0.40	0.20	0.23	0.30	0.36

Net realized and unrealized gains (losses)	(1.86)	2.14	0.60	(1.22)	(0.67)	(1.32)

Total from investment operations	(1.36)	2.54	0.80	(0.99)	(0.37)	(0.96)

Less distributions from:

Net investment income	(0.43)	(0.31)	(0.10)	(0.04)	(0.37)	(0.31)

Net realized gains	—	—	—	—	—	(0.01)

Tax return of capital	(0.13)	—	—	—	—	—

Total distributions	(0.56)	(0.31)	(0.10)	(0.04)	(0.37)	(0.32)

Net asset value, end of year	$ 9.34	$11.26	$ 9.03	$ 8.33	$ 9.36	$10.10

Total return[d]	(12.30)%	28.31%	9.64%	(10.57)%	(3.66)%	(8.27)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.32%	2.33%	2.49%	2.25%	2.10%	2.04%

Expenses net of waiver and payments by affiliates	1.48%	1.48%[f]	1.48%	1.50%	1.53%	1.54%

Net investment income	4.78%	3.74%	3.00%	2.65%	3.00%	3.52%

Supplemental data

Net assets, end of year (000’s)	$22,331	$28,572	$20,316	$23,171	$30,151	$29,971

Portfolio turnover rate	22.02%	23.96%	26.32%	65.41%	48.32%	69.27%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Year Ended December 31,			Year Ended March 31,

	2018	2017	2016[a]	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.17	$ 8.96	$ 8.25	$ 9.30	$10.03	$11.32

Income from investment operations[b]:
Net investment income[c]	0.42	0.32	0.14	0.16	0.23	0.28

Net realized and unrealized gains (losses)	(1.84)	2.13	0.60	(1.21)	(0.66)	(1.31)

Total from investment operations	(1.42)	2.45	0.74	(1.05)	(0.43)	(1.03)

Less distributions from:

Net investment income	(0.37)	(0.24)	(0.03)	—	(0.30)	(0.25)

Net realized gains	—	—	—	—	—	(0.01)

Tax return of capital	(0.12)	—	—	—	—	—

Total distributions	(0.49)	(0.24)	(0.03)	—	(0.30)	(0.26)

Net asset value, end of year	$ 9.26	$11.17	$ 8.96	$ 8.25	$ 9.30	$10.03

Total return[d]	(13.07)%	27.46%	9.02%	(11.29)%	(4.27)%	(8.96)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates .	3.07%	3.08%	3.24%	2.98%	2.80%	2.73%

Expenses net of waiver and payments by affiliates	2.23%	2.23%[f]	2.23%	2.23%	2.23%	2.23%

Net investment income	4.03%	2.99%	2.25%	1.92%	2.30%	2.83%

Supplemental data

Net assets, end of year (000’s)	$3,305	$5,024	$3,143	$3,462	$4,079	$4,250

Portfolio turnover rate	22.02%	23.96%	26.32%	65.41%	48.32%	69.27%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Year Ended December 31,			Year Ended March 31,

	2018	2017	2016[a]	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.24	$ 9.01	$ 8.32	$ 9.35	$10.09	$11.37

Income from investment operations[b]:
Net investment income[c]	0.45	0.37	0.17	0.16	0.29	0.36

Net realized and unrealized gains (losses)	(1.82)	2.14	0.61	(1.17)	(0.68)	(1.34)

Total from investment operations	(1.37)	2.51	0.78	(1.01)	(0.39)	(0.98)

Less distributions from:

Net investment income	(0.39)	(0.28)	(0.09)	(0.02)	(0.35)	(0.29)

Net realized gains	—	—	—	—	—	(0.01)

Tax return of capital	(0.12)	—	—	—	—	—

Total distributions	(0.51)	(0.28)	(0.09)	(0.02)	(0.35)	(0.30)

Net asset value, end of year	$ 9.36	$11.24	$ 9.01	$ 8.32	$ 9.35	$10.09

Total return[d]	(12.55)%	28.08%	9.36%	(10.79)%	(3.85)%	(8.45)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates .	2.57%	2.58%	2.74%	2.48%	2.30%	2.23%

Expenses net of waiver and payments by affiliates	1.73%	1.73%[f]	1.73%	1.73%	1.73%	1.73%

Net investment income	4.53%	3.49%	2.75%	2.42%	2.80%	3.33%

Supplemental data

Net assets, end of year (000’s)	$84	$262	$190	$149	$52	$53

Portfolio turnover rate	22.02%	23.96%	26.32%	65.41%	48.32%	69.27%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Year Ended December 31,
	2018	2017[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.27	$10.83

Income from investment operations[b]:

Net investment income[c]	0.54	0.19

Net realized and unrealized gains (losses)	(1.86)	0.48

Total from investment operations	(1.32)	0.67

Less distributions from:

Net investment income	(0.46)	(0.23)

Tax return of capital	(0.14)	—

Total distributions	(0.60)	(0.23)

Net asset value, end of year	$ 9.35	$11.27

Total return[d]	(12.08)%	6.19%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.95%	1.91%
Expenses net of waiver and payments by affiliates	1.15%	1.15%[f]

Net investment income	5.11%	4.07%

Supplemental data
Net assets, end of year (000’s)	$775	$838

Portfolio turnover rate	22.02%	23.96%

aFor the period August 1, 2017 (effective date) to December 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

16	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Year Ended December 31,			Year Ended March 31,
	2018	2017	2016[a]	2016	2015	2014

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.27	$ 9.04	$ 8.35	$ 9.38	$10.11	$11.40

Income from investment operations[b]:

Net investment income[c]	0.53	0.42	0.22	0.25	0.34	0.42

Net realized and unrealized gains (losses)	(1.86)	2.14	0.59	(1.22)	(0.67)	(1.36)

Total from investment operations	(1.33)	2.56	0.81	(0.97)	(0.33)	(0.94)

Less distributions from:

Net investment income	(0.45)	(0.33)	(0.12)	(0.06)	(0.40)	(0.34)

Net realized gains	—	—	—	—	—	(0.01)

Tax return of capital	(0.14)	—	—	—	—	—

Total distributions	(0.59)	(0.33)	(0.12)	(0.06)	(0.40)	(0.35)

Net asset value, end of year	$ 9.35	$11.27	$ 9.04	$ 8.35	$ 9.38	$10.11

Total return[d]	(12.15)%	28.60%	9.78%	(10.32)%	(3.28)%	(8.07)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.07%	2.08%	2.24%	1.98%	1.80%	1.73%

Expenses net of waiver and payments by affiliates	1.23%	1.23%[f]	1.23%	1.23%	1.23%	1.23%

Net investment income	5.03%	3.99%	3.25%	2.92%	3.30%	3.83%

Supplemental data

Net assets, end of year (000’s)	$6,995	$8,177	$4,060	$6,522	$8,068	$8,911

Portfolio turnover rate	22.02%	23.96%	26.32%	65.41%	48.32%	69.27%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, December 31, 2018

Templeton Emerging Markets Balanced Fund

	Industry	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 51.4%
Brazil 1.5%
[a] B2W Cia Digital	Internet & Direct Marketing Retail	7,600	$82,281
B3 SA - Brasil Bolsa Balcao	Capital Markets	24,000	165,781
Lojas Americanas SA	Multiline Retail	42,900	166,129
M. Dias Branco SA	Food Products	8,100	89,322

			503,513

Cambodia 0.7%
NagaCorp Ltd.	Hotels, Restaurants & Leisure	212,000	227,960

China 12.1%
[a] Alibaba Group Holding Ltd., ADR	Internet & Direct Marketing Retail	5,746	787,604
BAIC Motor Corp. Ltd., H	Automobiles	307,500	162,183
[a] Baidu Inc., ADR	Interactive Media & Services	646	102,456
Brilliance China Automotive Holdings Ltd.	Automobiles	676,600	503,745
China Construction Bank Corp., H	Banks	519,400	428,494
China Mobile Ltd.	Wireless Telecommunication Services	27,500	264,622
China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	238,000	169,902
China Resources Cement Holdings Ltd.	Construction Materials	20,800	18,727
CNOOC Ltd.	Oil, Gas & Consumable Fuels	174,900	270,263
NetEase Inc., ADR	Entertainment	454	106,858
Ping An Bank Co. Ltd., A	Banks	241,800	329,735
Ping An Insurance Group Co. of China Ltd., A	Insurance	20,173	164,528
Tencent Holdings Ltd.	Interactive Media & Services	13,800	553,375
[a] Tencent Music Entertainment Group, ADR	Entertainment	3	40
Uni-President China Holdings Ltd.	Food Products	148,000	128,523
Weifu High-Technology Co. Ltd., B	Auto Components	28,126	48,634

			4,039,689

Czech Republic 0.2%
Moneta Money Bank AS	Banks	17,170	55,441

Hong Kong 0.3%
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	72,000	120,820

Hungary 0.6%
Richter Gedeon Nyrt	Pharmaceuticals	11,180	216,665

India 4.1%
Bajaj Holdings & Investment Ltd.	Diversified Financial Services	3,501	148,454
Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	19,783	197,077
ICICI Bank Ltd., ADR	Banks	63,470	653,106
Infosys Ltd., ADR	IT Services	8,740	83,205
Tata Investment Corp. Ltd.	Capital Markets	22,500	288,357

			1,370,199

Indonesia 1.9%
Astra International Tbk PT	Automobiles	484,500	277,122
Bank Danamon Indonesia Tbk PT	Banks	672,600	355,477

			632,599

Macau 0.3%
Sands China Ltd.	Hotels, Restaurants & Leisure	21,600	94,615

18	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

	Industry	Shares/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Mexico 1.3%
Banco Santander Mexico SA Institucion de Banca
Multiple Grupo Financiero Santander, ADR	Banks	61,596	$379,431
[a,b] Corporacion GEO SAB de CV, B	Household Durables	5,256	98
[a,b] Corporacion GEO SAB de CV, wts., 12/30/27	Household Durables	8,223	—
Nemak SAB de CV	Auto Components	65,821	49,172

			428,701

Nigeria 0.0%†
Nigerian Breweries PLC	Beverages	12,313	2,928

Pakistan 0.4%
Habib Bank Ltd.	Banks	92,300	77,907
United Bank Ltd.	Banks	61,000	54,106

			132,013

Peru 1.1%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	13,566	220,041
[c] Intercorp Financial Services Inc., Reg S	Banks	3,260	136,920

			356,961

Russia 3.9%
Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	5,600	24,802
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	6,200	443,176
[a,c] Mail.Ru Group Ltd., GDR, Reg S	Interactive Media & Services	8,441	198,026
Sberbank of Russia PJSC, ADR	Banks	32,719	358,600
[a] Yandex NV, A	Interactive Media & Services	10,780	294,833

			1,319,437

South Africa 3.9%
[a,b,d] Edcon Holdings Ltd., F wts., 2/20/49	Specialty Retail	84	—
[a,b,d] Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	1,503,436	—
[a,b,d] Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	121,748	—
[a,b,d] K2016470219 South Africa Ltd., A	Specialty Retail	1,390,834	968
[a,b,d] K2016470219 South Africa Ltd., B	Specialty Retail	437,269	304
Massmart Holdings Ltd.	Food & Staples Retailing	21,982	158,375
Naspers Ltd., N	Media	5,724	1,152,214

			1,311,861

South Korea 9.4%
Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	5,265	252,918
Hankook Tire Co. Ltd.	Auto Components	1,135	40,917
Hankook Tire Worldwide Co. Ltd.	Diversified Financial Services	4,667	69,562
Hanon Systems	Auto Components	6,331	61,394
[a] HDC Hyundai Development Co-Engineering & Construction	Construction & Engineering	3,659	158,357
Hite Jinro Co. Ltd.	Beverages	3,640	54,255
KT Skylife Co. Ltd.	Media	11,020	113,791
LG Corp.	Industrial Conglomerates	3,633	228,019
Naver Corp.	Interactive Media & Services	3,175	347,801
POSCO	Metals & Mining	1,138	248,300
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	40,491	1,407,011
SK Hynix Inc.	Semiconductors & Semiconductor Equipment	2,930	159,166

			3,141,491

franklintempleton.com	| Annual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

	Industry	Shares/ Warrants		Value
Common Stocks and Other Equity Interests (continued)
Taiwan 6.0%
Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	16,000		$117,659
CTBC Financial Holding Co. Ltd.	Banks	182,000		120,155
FIT Hon Teng Ltd.	Electronic Equipment, Instruments
	& Components	125,100		54,159
Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments
	& Components	75,592		174,916
Largan Precision Co. Ltd.	Electronic Equipment, Instruments
	& Components	1,000		105,076
[a] PChome Online Inc.	Internet & Direct Marketing Retail	14,000		57,881
Pegatron Corp.	Technology Hardware, Storage & Peripherals	32,200		54,093
Primax Electronics Ltd.	Technology Hardware, Storage & Peripherals	43,100		61,205
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	173,000		1,275,011

				2,020,155

Thailand 1.6%
Kasikornbank PCL, fgn	Banks	35,600		203,098
Kiatnakin Bank PCL, fgn	Banks	48,800		99,969
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	7,100		24,918
Siam Commercial Bank PCL, fgn	Banks	13,200		54,490
Thai Beverage PCL, fgn	Beverages	214,100		95,815
Univanich Palm Oil PCL, fgn	Food Products	308,600		51,529

				529,819

United Kingdom 1.6%
Unilever PLC	Personal Products	10,391		544,422

United States 0.5%
Cognizant Technology Solutions Corp., A	IT Services	390		24,757
[a] IMAX Corp.	Entertainment	8,274		155,634

				180,391

Total Common Stocks and Other Equity Interests (Cost $15,097,837)				17,229,680

Preferred Stocks 2.6%
Brazil 2.6%
[e] Banco Bradesco SA, 3.078%, ADR, pfd.	Banks	43,956		434,725
[e] Itau Unibanco Holding SA, 10.117%, ADR, pfd.	Banks	47,738		436,325

Total Preferred Stocks (Cost $427,329)				871,050

		Principal Amount	*

Corporate Bonds 0.3%
Bermuda 0.3%
[f] Digicel Group Ltd., senior note, 144A, 7.125%, 4/01/22	Wireless Telecommunication Services	200,000		94,500

20	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STAT8EMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

		Industry	Principal Amount	*		Value
	Corporate Bonds (continued)
	South Africa 0.0%†
b,d,g	K2016470219 South Africa Ltd.,
	senior secured note, 144A, PIK, 3.00%, 12/31/22	Multiline Retail	108,602			$134
	senior secured note, 144A, PIK, 8.00%, 12/31/22	Multiline Retail	42,110		EUR	928
[d,g]	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	Multiline Retail	73,549			5,230

						6,292

	Total Corporate Bonds (Cost $399,816)					100,792

	Foreign Government and Agency Securities 31.7%
	Argentina 4.0%
	Argentine Bonos del Tesoro,
	18.20%, 10/03/21		9,712,000		ARS	199,392
	16.00%, 10/17/23		27,763,000		ARS	623,609
	senior note, 15.50%, 10/17/26		20,834,000		ARS	416,247
	Government of Argentina,
	[h] FRN, 65.509%, (ARPP7DRR), 6/21/20		110,000		ARS	3,167
	[h] FRN, 51.542%, (ARS Badlar + 2.00%), 4/03/22		752,000		ARS	19,223
	[i] Index Linked, 3.75%, 2/08/19		2,236,000		ARS	84,291
	[i] Index Linked, 4.00%, 3/06/20		42,000		ARS	1,351

						1,347,280

	Brazil 5.4%
	Letra Tesouro Nacional,
	Strip, 7/01/20		1,814	[j]	BRL	422,880
	Strip, 7/01/21		220	[j]	BRL	47,048
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21		370	[j]	BRL	99,731
	10.00%, 1/01/23		867	[j]	BRL	234,206
	10.00%, 1/01/25		3,060	[j]	BRL	824,263
	10.00%, 1/01/27		725	[j]	BRL	195,202

						1,823,330

	Colombia 2.3%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21		52,000,000		COP	16,691
	senior bond, 9.85%, 6/28/27		12,000,000		COP	4,542
	Titulos de Tesoreria,
	senior bond, B, 11.00%, 7/24/20		51,000,000		COP	17,058
	senior bond, B, 7.00%, 5/04/22		2,201,000,000		COP	708,006
	senior note, B, 7.00%, 9/11/19		56,000,000		COP	17,507

						763,804

	Ghana 5.7%
	Ghana Treasury Note,
	17.24%, 11/11/19		70,000		GHS	14,130
	17.18%, 1/06/20		50,000		GHS	10,055
	16.50%, 2/17/20		80,000		GHS	15,916

franklintempleton.com	Annual Report	21

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency
Securities (continued)
Ghana (continued)
Government of Ghana,
24.50%, 5/27/19	50,000		GHS	$10,453
21.00%, 3/23/20	50,000		GHS	10,394
24.75%, 3/01/21	50,000		GHS	11,091
16.25%, 5/17/21	360,000		GHS	68,903
24.50%, 6/21/21	120,000		GHS	26,741
24.75%, 7/19/21	110,000		GHS	24,619
18.75%, 1/24/22	420,000		GHS	83,706
17.60%, 11/28/22	50,000		GHS	9,499
16.50%, 2/06/23	250,000		GHS	46,212
19.75%, 3/25/24	470,000		GHS	92,530
19.00%, 11/02/26	1,380,000		GHS	261,081
senior bond, 19.75%, 3/15/32	1,492,000		GHS	294,384
senior note, 21.50%, 3/09/20	50,000		GHS	10,393
senior note, 18.25%, 9/21/20	50,000		GHS	10,015
senior note, 24.00%, 11/23/20	1,470,000		GHS	319,585
senior note, 16.50%, 3/22/21	2,900,000		GHS	559,792
senior note, 18.25%, 7/25/22	100,000		GHS	19,547

				1,899,046

India 5.3%
Government of India,
senior bond, 8.08%, 8/02/22	80,000,000		INR	1,182,360
senior bond, 8.13%, 9/21/22	40,000,000		INR	592,618

				1,774,978

Indonesia 4.6%
Government of Indonesia,
senior bond, FR31, 11.00%, 11/15/20	31,000,000		IDR	2,308
senior bond, FR34, 12.80%, 6/15/21	1,775,000,000		IDR	138,198
senior bond, FR35, 12.90%, 6/15/22	35,000,000		IDR	2,803
senior bond, FR36, 11.50%, 9/15/19	63,000,000		IDR	4,535
senior bond, FR43, 10.25%, 7/15/22	43,000,000		IDR	3,213
senior bond, FR53, 8.25%, 7/15/21	10,153,000,000		IDR	717,806
senior bond, FR56, 8.375%, 9/15/26	759,000,000		IDR	53,674
senior bond, FR61, 7.00%, 5/15/22	24,000,000		IDR	1,633
senior bond, FR63, 5.625%, 5/15/23	9,000,000		IDR	579
senior bond, FR68, 8.375%, 3/15/34	890,000,000		IDR	62,303
senior bond, FR70, 8.375%, 3/15/24	7,738,000,000		IDR	546,879
senior note, FR69, 7.875%, 4/15/19	36,000,000		IDR	2,514

				1,536,445

Mexico 3.5%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	148,500	[k]	MXN	750,779
senior bond, M, 6.50%, 6/10/21	48,700	[k]	MXN	236,963
senior note, M, 5.00%, 12/11/19	36,500	[k]	MXN	179,843

				1,167,585

Senegal 0.6%
[f] Government of Senegal, 144A, 6.25%, 7/30/24	200,000			195,337

22	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
	Principal Amount*			Value
Foreign Government and Agency
Securities (continued)
Ukraine 0.3%
[a,f,l] Government of Ukraine, 144A, VRI, GDP Linked
Security, 5/31/40	159,000			$91,601

Total Foreign Government and
Agency Securities
(Cost $13,197,820)				10,599,406

Total Investments before Short Term
Investments (Cost $29,122,802)				28,800,928

Short Term Investments 11.1%

Foreign Government and Agency Securities 5.2%
Argentina 2.2%
[m] Argentina Treasury Bill,
5/31/19 - 10/31/19	7,147,000		ARS	208,297
9/30/19	17,844,000		ARS	538,870

				747,167

Egypt 2.4%
[m] Egypt Treasury Bill, 1/08/19 - 3/05/19	14,900,000		EGP	819,819

Ghana 0.1%
Ghana Treasury Note, 21.00%, 1/07/19	100,000		GHS	20,475

Mexico 0.5%
[m] Mexico Treasury Bill, 2/14/19 - 11/07/19	325,730	[n]	MXN	159,968

Total Foreign Government and Agency
Securities (Cost $1,736,869)				1,747,429

Total Investments before Money
Market Funds (Cost $30,859,671)				30,548,357

	Shares
Money Market Funds (Cost $1,980,659) 5.9%
United States 5.9%
[o,p] Institutional Fiduciary Trust Money Market
Portfolio, 1.99%	1,980,659			1,980,659

Total Investments (Cost $32,840,330)
97.1%.				32,529,016
Other Assets, less Liabilities 2.9%				960,083

Net Assets 100.0%				$33,489,099

franklintempleton.com	Annual Report	23

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $334,946, representing 1.0% of net assets.

dSee Note 9 regarding restricted securities.

eVariable rate security. The rate shown represents the yield at period end.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $381,438, representing 1.1% of net assets.

gIncome may be received in additional securities and/or cash.

hThe coupon rate shown represents the rate at period end.

iRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(e).

jPrincipal amount is stated in 1,000 Brazilian Real Units.

kPrincipal amount is stated in 100 Mexican Peso Units.

lThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

mThe security was issued on a discount basis with no stated coupon rate.

nPrincipal amount is stated in 10 Mexican Peso Units.

oSee Note 3(f) regarding investments in affiliated management investment companies.

pThe rate shown is the annualized seven-day effective yield at period end.

At December 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Mexican Peso	CITI	Buy	3,666,807	$191,498	1/02/19	$ —	$ (4,960)
Mexican Peso	CITI	Sell	3,666,807	184,715	1/02/19	—	(1,824)
Euro	DBAB	Sell	50,000	58,198	1/07/19	872	—
Australian Dollar	JPHQ	Sell	87,250	61,631	1/11/19	144	—
Australian Dollar	JPHQ	Sell	174,500	123,949	1/14/19	968	—
Australian Dollar	CITI	Sell	77,576	55,180	1/15/19	505	—
Euro	DBAB	Sell	107,375	125,286	1/15/19	2,092	—
Euro	DBAB	Sell	372,300	431,500	1/22/19	4,085	—
Euro	GSCO	Sell	20,170	23,367	1/22/19	211	—
Euro	UBSW	Sell	25,815	29,929	1/22/19	293	—
Euro	JPHQ	Sell	66,000	76,277	1/23/19	500	—
Euro	DBAB	Sell	154,000	178,180	1/24/19	1,351	—
Euro	DBAB	Sell	33,300	38,469	1/25/19	229	—
Euro	JPHQ	Sell	68,683	79,374	1/25/19	502	—
Japanese Yen	BOFA	Sell	104,410,000	934,568	1/28/19	—	(20,269)
Euro	DBAB	Sell	169,967	195,054	1/31/19	—	(228)
Brazilian Real	HSBK	Buy	300,000	80,180	2/01/19	—	(2,851)
Australian Dollar	CITI	Sell	77,576	54,988	2/13/19	285	—
Australian Dollar	JPHQ	Sell	87,250	61,882	2/13/19	357	—
Euro	BOFA	Sell	32,247	36,751	2/19/19	—	(354)
Euro	DBAB	Sell	623,000	709,354	2/19/19	—	(7,501)
Euro	GSCO	Sell	60,500	68,982	2/19/19	—	(632)

24	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	68,683	$ 78,106	2/19/19	$ —	$ (924)
Euro	JPHQ	Sell	86,350	99,344	2/20/19	—	(22)
Euro	GSCO	Sell	20,165	23,279	2/21/19	72	—
Euro	JPHQ	Sell	95,683	110,317	2/21/19	201	—
Euro	UBSW	Sell	25,815	29,757	2/21/19	48	—
Mexican Peso	CITI	Buy	12,612,787	649,692	2/25/19	—	(13,389)
Australian Dollar	BOFA	Sell	696,000	504,043	2/28/19	13,149	—
Euro	DBAB	Sell	170,033	193,764	2/28/19	—	(2,022)
Euro	BOFA	Sell	34,000	38,984	3/04/19	—	(179)
Euro	BOFA	Sell	102,000	117,083	3/06/19	—	(428)
Euro	DBAB	Sell	50,000	57,232	3/06/19	—	(372)
Euro	DBAB	Sell	107,375	123,458	3/12/19	—	(312)
Australian Dollar	CITI	Sell	77,849	56,245	3/13/19	1,327	—
Mexican Peso	CITI	Buy	8,872,126	445,936	3/13/19	507	—
Euro	BOFA	Sell	16,123	18,323	3/18/19	—	(272)
Euro	GSCO	Sell	20,165	23,227	3/21/19	—	(36)
Mexican Peso	CITI	Buy	5,103,220	261,235	3/27/19	—	(5,041)
Mexican Peso	CITI	Buy	3,666,807	182,202	3/29/19	1,820	—
Mexican Peso	CITI	Buy	8,620,000	432,883	4/24/19	—	(2,231)
Japanese Yen	BOFA	Sell	104,410,000	946,085	4/30/19	—	(16,160)
Mexican Peso	CITI	Buy	503,572	23,896	6/06/19	1,075	—
Total Forward Exchange Contracts						$ 30,593	$ (80,007)
Net unrealized appreciation (depreciation)							$ (49,414)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.775%	Semi-Annual	10/04/23	$ 20,000	$ (194)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.795%	Semi-Annual	10/04/23	20,000	(212)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.765%	Semi-Annual	10/07/23	20,000	(184)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.914%	Semi-Annual	1/22/25	680,000	23,583
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.970%	Semi-Annual	1/23/25	850,000	26,582
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual	1/27/25	510,000	15,806

franklintempleton.com	Annual Report	25

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual	1/29/25	$130,000	$ 4,327
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual	1/30/25	110,000	3,631
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual	2/03/25	160,000	6,501
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.668%	Semi-Annual	10/04/43	10,000	(1,542)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.687%	Semi-Annual	10/04/43	10,000	(1,576)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.675%	Semi-Annual	10/07/43	10,000	(1,553)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.794%	Semi-Annual	3/13/47	200,000	253
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual	2/20/48	116,000	(4,623)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	116,000	(4,802)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual	2/23/48	116,000	(5,205)

Total Interest Rate Swap Contracts				$60,792

See Note 10 regarding other derivative information.

See Abbreviations on page 44.

26	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Templeton Emerging Markets Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$30,859,671
Cost - Non-controlled affiliates (Note 3f)	1,980,659
Value - Unaffiliated issuers	$30,548,357
Value - Non-controlled affiliates (Note 3f)	1,980,659
Foreign currency, at value (cost $197,159)	196,510
Receivables:
Investment securities sold	293,423
Capital shares sold	71,371
Dividends and interest	440,262
Affiliates	58,596
Deposits with brokers for:
Centrally cleared swap contracts	101,740
Unrealized appreciation on OTC forward exchange contracts	30,593

Total assets	33,721,511
Liabilities:
Payables:
Investment securities purchased	5,060
Capital shares redeemed	12,747
Distribution fees	15,441
Transfer agent fees	13,445
Professional fees	57,864
Variation margin on centrally cleared swap contracts	10,276
Unrealized depreciation on OTC forward exchange contracts	80,007
Deferred tax	35,843
Accrued expenses and other liabilities	1,729

Total liabilities	232,412

Net assets, at value	$33,489,099

Net assets consist of:
Paid-in capital	$41,343,639
Total distributable earnings (loss)	(7,854,540)

Net assets, at value	$33,489,099

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2018

Templeton Emerging Markets Balanced Fund

Class A:
Net assets, at value	$22,330,575
Shares outstanding	2,390,322
Net asset value per share[a]	$9.34
Maximum offering price per share (net asset value per share ÷ 94.50%)	$9.88

Class C:
Net assets, at value	$ 3,305,239
Shares outstanding	356,904
Net asset value and maximum offering price per share[a]	$9.26

Class R:
Net assets, at value	$ 84,033
Shares outstanding	8,977
Net asset value and maximum offering price per share	$9.36

Class R6:
Net assets, at value	$ 774,653
Shares outstanding	82,852
Net asset value and maximum offering price per share	$9.35

Advisor Class:
Net assets, at value	$ 6,994,599
Shares outstanding	747,707
Net asset value and maximum offering price per share	$9.35

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

28	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Templeton Emerging Markets Balanced Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$543,937
Non-controlled affiliates (Note 3f)	20,640
Interest: (net of foreign taxes)~
Unaffiliated issuers	1,920,336
Unaffiliated issuers:
Inflation principal adjustments	110,291

Total investment income	2,595,204

Expenses:
Management fees (Note 3a)	477,506
Distribution fees: (Note 3c)
Class A	69,757
Class C	45,161
Class R	784
Transfer agent fees: (Note 3e)
Class A	68,471
Class C	11,080
Class R	386
Class R6	1,131
Advisor Class	19,672
Custodian fees (Note 4)	26,435
Reports to shareholders	29,379
Registration and filing fees	81,236
Professional fees	100,557
Other	41,826

Total expenses	973,381
Expenses waived/paid by affiliates (Note 3f and 3g)	(347,465)

Net expenses	625,916

Net investment income	1,969,288

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(201,722)
Foreign currency transactions	(104,715)
Forward exchange contracts	199,870
Swap contracts	(711)

Net realized gain (loss)	(107,278)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(7,645,682)
Translation of other assets and liabilities denominated in foreign currencies	4,114
Forward exchange contracts	149,419
Swap contracts	38,244
Change in deferred taxes on unrealized appreciation	1,809

Net change in unrealized appreciation (depreciation)	(7,452,096)

Net realized and unrealized gain (loss)	(7,559,374)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	29

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended December 31, 2018

Templeton Emerging Markets Balanced Fund

Net increase (decrease) in net assets resulting from operations	$(5,590,086)

*Foreign taxes withheld on dividends	$ 75,980
~Foreign taxes withheld on interest	$ 80,267
#Net of foreign taxes	$ 105,194

30	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Balanced Fund

	Year Ended December 31,

	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$1,969,288	$1,303,015
Net realized gain (loss)	(107,278)	646,214
Net change in unrealized appreciation (depreciation)	(7,452,096)	6,304,418

Net increase (decrease) in net assets resulting from operations	(5,590,086)	8,253,647

Distributions to shareholders: (Note 1e)
Class A	(1,148,087)	(728,722)
Class C	(160,341)	(97,169)
Class R	(4,697)	(6,122)
Class R6	(39,498)	(10,627)
Advisor Class	(340,828)	(212,342)

Distributions to shareholders from tax return of capital:
Class A	(356,755)	—
Class C	(49,824)	—
Class R	(1,459)	—
Class R6	(12,274)	—
Advisor Class	(105,908)	—

Total distributions to shareholders	(2,219,671)	(1,054,982)

Capital share transactions: (Note 2)
Class A	(990,796)	3,119,005
Class C	(857,821)	1,067,732
Class R	(151,784)	26,290
Class R6	107,624	832,036
Advisor Class	318,371	2,920,637

Total capital share transactions	(1,574,406)	7,965,700

Net increase (decrease) in net assets	(9,384,163)	15,164,365
Net assets:
Beginning of year	42,873,262	27,708,897

End of year (Note 1e)	$33,489,099	$42,873,262

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	31

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Emerging Markets Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Balanced Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

32	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain

franklintempleton.com	Annual Report	33

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c.   Derivative Financial Instruments (continued)

counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2018, the Fund had OTC derivatives in a net liability position of $51,481 and the aggregate value of collateral pledged for such contracts was $0.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in

34	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

f.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

franklintempleton.com	Annual Report	35

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting Policies (continued)

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class A	$(728,722)
Class C	(97,169)
Class R	(6,122)
Class R6	(10,627)
Advisor Class	(212,342)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $120,624.

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	821,077	$8,887,148	1,120,344	$11,790,630

Shares issued in reinvestment of distributions	146,783	1,488,611	67,251	721,811

Shares redeemed	(1,114,183)	(11,366,555)	(901,248)	(9,393,436)

Net increase (decrease)	(146,323)	$(990,796)	286,347	$3,119,005

Class C Shares:
Shares sold	122,935	$1,336,461	221,248	$2,315,133

Shares issued in reinvestment of distributions	20,623	208,129	8,994	96,023

Shares redeemed[a]	(236,566)	(2,402,411)	(131,080)	(1,343,424)

Net increase (decrease)	(93,008)	$(857,821)	99,162	$1,067,732

Class R Shares:
Shares sold	2,319	$24,971	3,159	$34,505

Shares issued in reinvestment of distributions	588	6,156	571	6,122

Shares redeemed	(17,222)	(182,911)	(1,548)	(14,337)

Net increase (decrease)	(14,315)	$(151,784)	2,182	$26,290

Class R6 Shares[b]:
Shares sold	37,895	$416,870	77,854	$871,524

Shares issued in reinvestment of distributions	5,119	51,772	953	10,523

Shares redeemed	(34,516)	(361,018)	(4,453)	(50,011)

Net increase (decrease)	8,498	$107,624	74,354	$832,036

Advisor Class Shares:
Shares sold	359,597	$3,793,257	653,669	$6,937,088

Shares issued in reinvestment of distributions	43,391	440,359	18,465	200,069

Shares redeemed	(380,603)	(3,915,245)	(395,928)	(4,216,520)

Net increase (decrease)	22,385	$318,371	276,206	$2,920,637

aMay include a portion of Class C shares that were automatically converted to Class A.

bFor the period August 1, 2017 (effective date) to December 31, 2017.

36	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (Asset Management)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.150%	Up to and including $500 million
1.100%	Over $500 million, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

Prior to May 1, 2018 , the Fund paid fees to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.150%	Up to and including $1 billion
1.100%	Over $1 billion, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 1.150% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of Asset Management, provides subadvisory services to the Fund. The subadvisory fee is paid by Asset Management based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.   Administrative Fees

Under an agreement with Asset Management, FT Services provides administrative services to the Fund. The fee is paid by Asset Management based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

franklintempleton.com	Annual Report	37

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

3.   Transactions with Affiliates (continued)

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$12,548
CDSC retained	$1,502

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2018, the Fund paid transfer agent fees of $100,740, of which $50,696 was retained by Investor Services.

38	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	2,168,631	13,056,737	(13,244,709)	1,980,659	$1,980,659	$20,640	$ —	$ —

g.   Waiver and Expense Reimbursements

Asset Management has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.23%, and for Class R6 does not exceed 1.15% based on the average net assets of each class until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class, until April 30, 2019.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, there were no credits earned.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$4,194,771
Long Term	3,085,355

Total capital loss carryforwards	$7,280,126

During the year ended December 31, 2018, the Fund utilized $317,853 of capital loss carryforwards.

franklintempleton.com	Annual Report	39

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

5.   Income Taxes (continued)

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$1,693,451	$1,054,982
Return of capital	526,220	—

	$2,219,671	$1,054,982

At December 31, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$33,087,584

Unrealized appreciation	$4,694,857
Unrealized depreciation	(5,228,667)

Net unrealized appreciation (depreciation)	$(533,810)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, foreign capital gains tax and bond discounts and premiums.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $7,858,131 and $9,478,454, respectively.

7.   Credit Risk and Defaulted Securities

At December 31, 2018, the Fund had 21.7% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.   Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

40	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

At December 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Shares/ Warrants		Issuer	Acquisition Date	Cost	Value
84		Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$1	$—
1,503,436		Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	15,930	—
121,748		Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	1,290	—
1,390,834		K2016470219 South Africa Ltd., A	10/11/11 - 2/01/17	8,179	968
437,269		K2016470219 South Africa Ltd., B	2/01/17	325	304
108,602		K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	10/11/11 - 12/31/18	132,242	134
42,110	EUR	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 8.00%, 12/31/22	2/01/17 - 12/31/18	25,404	928
73,549		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/31/18	56,099	5,230

		Total Restricted Securities (Value is 0.0%† of Net Assets)		$239,470	$7,564

*In U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of Net Assets.

10.   Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally	$80,683	[a]	Variation margin on centrally	$19,891	[a]
	cleared swap contracts			cleared swap contracts
Foreign exchange contracts	Unrealized appreciation on OTC	30,593		Unrealized depreciation on OTC	80,007
	forward exchange contracts			forward exchange contracts
Value recovery instruments	Investments in securities, at value	91,601	[b]

Totals		$202,877			$99,898

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$ (711)	Swap contracts	$ 38,244
Foreign exchange contracts	Forward exchange contracts	199,870	Forward exchange contracts	149,419

franklintempleton.com	Annual Report	41

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

10.   Other Derivative Information (continued)

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Value recovery instruments	Investments	$12,216	[a]	Investments	$(12,091)[a]

Totals		$211,375			$175,572

aVRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the average month end notional amount of swap contracts represented $3,024,462. The average month end contract value and fair value of forward exchange contracts and VRI, was $8,278,843 and $141,991, respectively.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 44.

11.   Credit Facility

The Fund together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

12.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

42	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Mexico	$428,603	$—	$98	[c]	$428,701
South Africa	1,310,589	—	1,272	[c]	1,311,861
All Other Equity Investments	16,360,168	—	—		16,360,168
Corporate Bonds:
Bermuda	—	94,500	—		94,500
South Africa	—	5,230	1,062		6,292
Foreign Government and Agency Securities	—	10,599,406	—		10,599,406
Short Term Investments	1,980,659	1,747,429	—		3,728,088

Total Investments in Securities	$20,080,019	$12,446,565	$2,432		$32,529,016
Other Financial Instruments:
Forward Exchange Contracts	$—	$30,593	$—		$30,593
Swap Contracts	—	80,683	—		80,683

Total Other Financial Instruments	$—	$111,276	$—		$111,276
Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$80,007	$—		$80,007
Swap Contracts	—	19,891	—		19,891

Total Other Financial Instruments	$—	$99,898	$—		$99,898

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2018.

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, other than those already disclosed in the financial statements.

franklintempleton.com	Annual Report	43

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
CITI	Citigroup, Inc.	BRL	Brazilian Real	BADLAR	Argentina Deposit Rates Badlar Private
DBAB	Deutsche Bank AG	COP	Colombian Peso		Banks ARS
GSCO	The Goldman Sachs Group, Inc.	EGP	Egyptian Pound	FRN	Floating Rate Note
HSBK	HSBC Bank PLC	EUR	Euro	GDP	Gross Domestic Product
JPHQ	JPHQ JP Morgan Chase & Co.	GHS	Ghanaian Cedi	GDR	Global Depositary Receipt
UBSW	UBS AG	IDR	Indonesian Rupiah	LIBOR	London InterBank Offered Rate
		INR	Indian Rupee	PIK	Payment-In-Kind
		MXN	Mexican Peso	VRI	Value Recovery Instruments
		USD	United States Dollar

44	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Global Investment Trust and Shareholders of Templeton Emerging Markets Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Emerging Markets Balanced Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

franklintempleton.com	Annual Report	45

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Emerging Markets Balanced Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $347,508 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the first distribution in 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

46	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1994	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2017	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

franklintempleton.com	Annual Report	47

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	24	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	38	El Oro Ltd (investments) (2003-present).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

48	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.

(1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board, Trustee since 2013 and Vice President since 1996	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of five of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

franklintempleton.com	Annual Report	49

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 16 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

50	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com	Annual Report	51

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON EMERGING MARKETS BALANCED FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

52	Annual Report	franklintempleton.com

Annual Report and Shareholder Letter Templeton Emerging Markets Balanced Fund
Investment Manager
Templeton Asset Management Ltd.
Subadvisor Franklin Advisers, Inc. Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	080 A 02/19

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended December 31, 2018, the global economy generally expanded amid higher crude oil prices, upbeat economic data, solid corporate earnings and hints of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed). The European Central Bank (ECB) left its benchmark interest rate unchanged but reduced its monthly bond purchases and planned to conclude the program at the end of 2018. The Fed raised its federal funds rate range by 0.25% four times in 2018 and continued reducing its balance sheet. Global markets were pressured by concerns about increased technology company regulation, U.S. and European Union political uncertainties, major central banks’ interest-rate policies, and the impact of the U.S.-China trade dispute on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, had a -8.93% total return.1 Global government and corporate bonds, as measured by the Bloomberg Barclays Multiverse Index, had a -1.36% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Balanced Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Investment Trust

This letter reflects our analysis and opinions as of December 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

Annual Report

Templeton Global Balanced Fund

This annual report for Templeton Global Balanced Fund covers the fiscal year ended December 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund’s equity component generally consists of stocks of companies from a variety of industries located anywhere in the world, including developing markets, that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component primarily consists of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate and emerging market debt securities that offer the opportunity to realize income.

Performance Overview

The Fund’s Class A shares had a -9.44% cumulative total return for the 12 months under review. In comparison, global equity and fixed income markets, as measured by the Fund’s benchmark, an equally weighted combination of the MSCI All Country World Index (ACWI) and the Bloomberg Barclays Multiverse Index, had a -5.06% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed

Asset Allocation*

Based on Total Net Assets as of 12/31/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI ACWI, had a -8.93% total return for the 12 months ended December 31, 2018.1

The U.S. economy grew during the 12-month period. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.B Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at

1. Source: Morningstar. The Fund’s benchmark is currently weighted 50% for the MSCI ACWI and 50% for the Bloomberg Barclays Multiverse Index and is rebalanced monthly. For the 12 months ended 12/31/18, the MSCI ACWI had a -8.93% total return and the Bloomberg Barclays Multiverse Index had a -1.36% total return. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 21.

franklintempleton.com	Annual Report	3

TEMPLETON GLOBAL BALANCED FUND

period-end.2 The Fed raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) grew in 2018’s second quarter, following a contraction in the first quarter, but contracted again in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth remained stable in 2018’s first and second quarters, but accelerated in the third quarter. The Central Bank of Brazil lowered its benchmark interest rate twice during the period. Russia’s annual GDP growth rate accelerated in 2018’s first and second quarters, but moderated in the third quarter. After lowering its key rate twice early in the period, the Bank of Russia raised it twice in the period’s second half to curtail inflation risks. China’s annual GDP grew at a stable rate in 2018’s first quarter, but it moderated in the second and third quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -14.25% total return during the period.1

The year began with sharply rising yields in the U.S. and Europe as reflation sentiments returned to markets. Deregulation efforts and tax cuts in the U.S. were expected to add stimulus to an already strong U.S. economy. The 10-year

U.S. Treasury (UST) yield rose 0.45% during the first two months of 2018, finishing February at 2.86%. In Europe, the 10-year German Bund yield rose 0.27% during the first month of the year, reaching its peak yield for the period at 0.77% on February 2, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank (ECB), but those expectations would largely disappear by the summer.

In February, Jerome Powell took over as U.S. Federal Reserve (Fed) Chair, replacing Janet Yellen. Powell indicated his intentions to continue the glide path of rate hikes and balance sheet unwinding. However, by March, the rising yield trends in the U.S. and Europe stalled and moderately reversed. U.S. protectionist policies in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high-yield credit tiers in the U.S. and Europe during the month, ultimately widening even further over the rest of the year.

In April, reflation sentiments briefly resurfaced, driving the 10-year UST yield above 3.00% for the first time in more than four years. However, risk aversion returned to global bond markets in the second half of May, as political turmoil in Italy raised concerns over Italian debt sustainability and the viability of the euro. Yields in Italy, Spain and much of peripheral Europe rose sharply, while yields in Germany, France and the U.S. declined on flights to quality. Several Latin American countries concurrently saw rising yields and sharp depreciations of their exchange rates on regional volatility.

In mid-June, ECB President Mario Draghi announced the net asset purchase program would be reduced to 15 billion euros per month for October, November and December, and would conclude at the end of 2018. Draghi also indicated rates would likely remain unchanged until at least the summer of 2019, quelling any remaining expectations for a 2018 rate hike. In the U.S., yields briefly rose in July as economic activity continued to strengthen. Annualized second-quarter U.S. gross domestic product came in at 4.2%, its highest level since 2014.

However, a wave of broad-based risk aversion across emerging markets arrived in late August, driving exchange rates lower against the U.S. dollar. Several perceived safe-haven assets rallied, including USTs. We viewed much of the late summer selloffs as fear-driven overreactions that often exceeded the fundamental risks in individual countries. As an asset category,

2. Source: U.S. Bureau of Labor Statistics.

4	Annual Report |	franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

emerging markets showed the highest level of undervaluation across the global fixed income markets, in our assessment, and we expected select countries with healthier or improving underlying fundamentals to rebound from the heightened volatility.

By mid-September, risk aversion across emerging markets began to diminish, as several security valuations incrementally stabilized and improved. UST yields rose sharply during the month, on expectations the Fed would hike rates at its September 26 meeting. Those trends continued through October, with the 10-year UST reaching its highest yield of the year on November 8, at 3.24%. However, market volatility escalated in December as global growth uncertainties and trade policy concerns led to rallies in perceived safe-haven assets. The 10-year UST yield dropped sharply to finish the year at 2.69%, despite the Fed’s fourth rate hike of the year on December 19.

On the whole, duration exposures in the U.S. and in several parts of the world faced headwinds from rising rates during much of the period, before those trends sharply reversed in December. Select local-currency bond markets fared better than others, as valuations strengthened in places like Brazil but weakened in places like Indonesia. On the currency front, the U.S. dollar started the period weaker before significantly strengthening against global currencies over the remainder of the year. On the whole, avoiding UST duration proved important to performance during much of the period, as did long exposure to the U.S. dollar and select positioning in emerging markets.

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities that offer or may offer current income. When choosing equity securities for the Fund, we use a fundamental research, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When choosing fixed income investments for the Fund, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. In our analysis of corporate debt securities, we consider a variety of

Geographic Composition*

Based on Total Net Assets as of 12/31/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

factors, including a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. With respect to sovereign debt securities, we consider market,

franklintempleton.com	Annual Report	5

TEMPLETON EMERGING MARKETS BALANCED FUND

political and economic conditions, and evaluate interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, but we may also use other derivative instruments, to provide a hedge against risks associated with other securities held in the Fund or to implement a currency investment strategy. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, and may be used for hedging or investment purposes.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Manager’s Discussion

We maintained the Fund’s asset allocation in favor of equities during the period given what we considered attractive valuation and yield opportunities in the equity markets. Within fixed income, we sought to take advantage of valuation opportunities in countries with favorable growth prospects, low indebtedness and higher reserves.

Equity

Global equities, as measured by the MSCI ACWI, declined during the 12-month period under review. Fluctuating U.S.-China trade tensions drove alternating optimism and pessimism throughout the year. Concerns about the pace of U.S. interest-rate hikes and signs of slowing global economic growth also weighed on sentiment. In Asian emerging markets, the U.S.-China trade dispute dominated sentiment, as signs emerged the conflict had negatively affected China’s economy. Weak demand for oil from China, India and other emerging Asian countries suggested slowing growth and weighed on crude oil prices. In Europe, tensions eased between the European Union and Italy regarding the country’s budget plans, but continued Brexit uncertainty, U.S. interest-rate increases and mixed corporate earnings affected investor outlooks. Elsewhere, the Bank of Japan lowered its inflation forecast at the end of October, and stated it would likely keep the current low levels of short- and long-term interest rates for an extended

Top Five Equity Holdings
12/31/18
Company Sector/Industry, Country	% of Total Net Assets

Oracle Corp. Software, U.S.	2.0%

Sanofi Pharmaceuticals, France	1.9%

Eni SpA Oil, Gas & Consumable Fuels, Italy	1.9%

BP PLC Oil, Gas & Consumable Fuels, U.K.	1.9%

Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	1.9%

period of time, given uncertainties around economic activity and prices.

In this environment, the equity portion underperformed its benchmark index for the 12-month period, primarily due to stock selection in the financials, health care and information technology (IT) sectors.3

In the financials sector, holdings in U.S. and European banks hurt relative results. We continued to gradually reposition our financials portfolio during the period to consolidate and rationalize investments amid heightened uncertainty. In the U.S., we’ve been finding fewer bargains among regional banks and large universal banks as valuations expanded, focusing instead on opportunities in cheaper universal banks and consumer finance firms with distinct value catalysts. In Europe, we selectively reduced exposure to a handful of domestically focused banks with concentrated political risk. Our thesis on European banks rests largely on valuation and shareholder returns. In our analysis, lenders currently trade at the same multiples relative to trailing earnings as they did in the depths of 2011’s sovereign debt crisis, despite significant restructuring and recapitalization efforts aimed at improving asset quality and returns. Depressed valuations combined with generous shareholder returns mean that dividend yields have exceeded price-to-earnings ratios at a number of banks. We believe unresolved issues from the global financial crisis mean that banks will remain an easy target for market bears during periods of rising risk aversion. Despite depressed valuations, we still see fewer excesses and more resiliency in the European banking system today than during past crisis periods. Deep value opportunities have remained, in our opinion.

3. The financials sector comprises banks, capital markets and insurance in the SOI. The health care sector comprises biotechnology and pharmaceuticals in the SOI. The IT sector comprises electronic equipment, instruments and components; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

6	Annual Report	franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

The health care sector remains an attractive sector to us at this point in the business cycle. Unlike other defensive sectors such as consumer staples and utilities, health care appears to be less of a simple bond proxy, offering defensiveness independent of interest-rate fluctuations.4 The sector also offers growth possibilities through innovation and untapped market potential. Over the past five years, pharmaceuticals revenue growth has well exceeded that of the broader market. At period-end, our analysis showed the industry generating higher profit margins than the overall global market with lower-than-average leverage ratios. Investors might expect to pay a premium for such attributes, but the industry has been trading at what we believe is a discount based on price-to-free-cash flow, with some of that cash having been returned to shareholders through an overall dividend yield on par with that of 10-year U.S. Treasuries. Concerns persist about regulation and pricing in the global pharmaceuticals industry, but history suggests companies capable of producing innovative products that address unmet medical needs can thrive and profit. It is these kinds of companies in which we seek to invest.

In the IT sector, we believe valuations in parts of the sector remain significantly divorced from underlying fundamentals, increasing the odds of poor returns over the long-term. We have largely avoided such stocks, finding opportunities instead among mature, cash-generative software firms developing new growth businesses, hardware companies with restructuring potential and semiconductor manufacturers excessively pressured by supply concerns.

In contrast, the energy, real estate and communication services sectors contributed to relative performance during the period.5 As the price of oil rose above our estimate of the marginal cost of production in late 2017 and early 2018, we began selling the higher risk, price-sensitive oil services stocks and reinvesting the proceeds in large, integrated oil producers with what we viewed as modest valuations and high dividend yields. The rise of U.S. shale as the industry’s bellwether commodity means that oil market fundamentals are increasingly driven by a highly leveraged, low-intensity production regime functioning in a market-based economy. Compared to the regime led by Saudi Arabia and Organization of the Petroleum Exporting Countries, U.S. shale could provide a more rapid supply response to prevailing imbalances and, ultimately, shorter and more volatile cycles. Going into 2019, we remain optimistic about our more defensive positioning, but with oil prices falling back to levels on the cost curve historically associated with support, we have also begun using weakness to again search for potential bargains in more cyclical parts of the sector.

In the real estate sector, we continue to find few opportunities. As bond yields rise, we believe the late-cycle sector has already-expensive valuations and compressed capitalization rates.

In the communication services sector, we look for lowly valued telecommunication services companies with strong balance sheets, declining capital intensity and attractive dividends operating in markets with stable competitive dynamics and regulatory structures. The industry’s defensiveness and yield profile should help in a low-rate, elevated risk environment. We also continue to avoid a number of tech- and consumer-related media and entertainment companies on valuation grounds.

Regionally, stock selection in Asia, particularly China, contributed to relative performance for the year. In contrast, an underweighting and stock selection in the U.S. and an overweighting and stock selection in Europe detracted significantly from annual performance. Unlike Europe, where the risk premium is high and has room to recede, risk appears under-discounted in the U.S., where valuations may inadequately reflect tightening monetary policy, a mature profit cycle and rising trade tensions.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2018, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s equity performance was negatively affected by the equity portfolio’s investment predominantly in securities with non-U.S. currency exposure.

4. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI. The utilities sector comprises multi-utilities in the SOI.

5. The energy sector comprises oil, gas and consumable fuels in the SOI. The real estate sector real estate management and development in the SOI. The communication services sector comprises diversified telecommunication services, interactive media and services, media and wireless telecommunication services in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	7

TEMPLETON GLOBAL BALANCED FUND

Top Five Fixed Income Holdings*

12/31/18

Issue/Issuer	% of Total Net Assets
Government of India	3.9%
Nota Do Tesouro Nacional	3.8%
Government of Indonesia	3.4%
Government of Mexico	2.1%
Korea Treasury Bond	1.7%
* Excludes short-term investments.

Fixed Income

During the reporting period the strategy was positioned for rising rates in the U.S. by maintaining low portfolio duration and using interest-rate swaps to gain negative duration exposure to U.S. Treasuries. The strategy also continued to seek duration exposures in select emerging markets that offered positive real yields without undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy also held long currency exposures in a number of emerging markets and net-negative exposures to the Japanese yen, euro and Australian dollar, as directional views on the currencies and as hedges against a broadly strengthening U.S. dollar. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the strategy’s positive absolute performance was primarily attributable to interest-rate strategies. Currency positions and overall credit exposures had largely neutral effects on absolute results. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Negative duration exposure to U.S. Treasuries contributed to absolute performance, as did duration exposure in Brazil. However, duration exposures in Argentina and Indonesia detracted from absolute return. Among currencies, the Fund’s net-negative positions, achieved through the use of currency forward contracts, in the euro and the Australian dollar contributed to absolute performance, while its net-negative position in the Japanese yen, also through currency forward contracts, moderately detracted. Currency positions in Latin America and Asia ex-Japan detracted from absolute results (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed).

The strategy’s relative outperformance during the period was primarily attributable to currency positions and overall credit exposures. Interest-rate strategies detracted from relative results. Among currencies, the Fund’s underweighted positions in the euro and the Australian dollar contributed to relative performance, while its underweighted position in the Japanese yen detracted. Overweighted currency positions in Latin America and Asia ex-Japan detracted from relative results (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed). Underweighted exposure to corporate credit contributed to relative return. Select underweighted duration exposures in Europe detracted from relative performance, as did overweighted duration exposures in Argentina and Indonesia. However, overweighted duration exposure in Brazil contributed.

8	Annual Report	franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

Thank you for your continued participation in Templeton Global Balanced Fund. We look forward to serving your future investment needs.

Heather Arnold, CFA Co-lead Portfolio Manager

Michael Hasenstab Ph.D. Co-lead Portfolio Manager

Norman J. Boersma, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	9

TEMPLETON GLOBAL BALANCED FUND

Performance Summary as of December 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	-9.44%	-14.55%
5-Year	+3.85%	-0.38%
10-Year	+95.28%	+6.33%
Advisor
1-Year	-9.19%	-9.19%
5-Year	+5.14%	+1.01%
10-Year	+99.52%	+7.15%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

10	Annual Report	franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

franklintempleton.com	Annual Report	11

TEMPLETON GLOBAL BALANCED FUND

PERFORMANCE SUMMARY

Distributions (1/1/18–12/31/18)

Share Class	Net Investment Income
A	$0.1181
A1	$0.1182
C	$0.0941
C1	$0.1037
R	$0.1094
R6	$0.1290
Advisor	$0.1260

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	1.15%	1.18%
Advisor	0.90%	0.93%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. The markets for a particular security or instrument or type of security or instrument are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities or instruments when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund’s investment in derivative securities, such as swaps, financial futures and option contracts, and use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

12	Annual Report	franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/18	Value 12/31/18	7/1/18–12/31/18[1,2]	Value 12/31/18	7/1/18–12/31/18[1,2]	Ratio[2]

A	$1,000	$927.40	$5.73	$1,019.26	$6.01	1.18%
A1	$1,000	$927.40	$5.73	$1,019.26	$6.01	1.18%
C	$1,000	$923.10	$9.36	$1,015.48	$9.80	1.93%
C1	$1,000	$924.90	$7.67	$1,017.24	$8.03	1.58%
R	$1,000	$926.40	$6.94	$1,018.00	$7.27	1.43%
R6	$1,000	$929.40	$4.04	$1,021.02	$4.23	0.83%
Advisor	$1,000	$928.90	$4.52	$1,020.52	$4.74	0.93%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	13

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Highlights

Templeton Global Balanced Fund

	Year Ended December 31,			Year Ended March 31,
	2018	2017	2016[a]	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 3.17	$ 2.91	$ 2.72	$ 3.13	$ 3.30	$ 2.94

Income from investment operations[b]:

Net investment income[c]	0.10	0.09	0.07	0.08	0.08	0.09[d]

Net realized and unrealized gains (losses)	(0.38)	0.25	0.15	(0.32)	(0.07)	0.35

Total from investment operations	(0.28)	0.34	0.22	(0.24)	0.01	0.44

Less distributions from:

Net investment income	(0.12)	(0.08)	(0.03)	(0.09)	(0.18)	(0.08)

Net realized gains	—	—	—	(0.08)	—	—

Total distributions	(0.12)	(0.08)	(0.03)	(0.17)	(0.18)	(0.08)

Net asset value, end of year	$ 2.77	$ 3.17	$ 2.91	$ 2.72	$ 3.13	$ 3.30

Total return[e]	(9.44)%	12.18%	7.97%	(7.74)%	0.38%	15.06%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.19%	1.17%	1.16%	1.11%	1.11%	1.13%

Expenses net of waiver and payments by affiliates and expense reduction[g]	1.16%	1.14%	1.15%	1.10%	1.11%[h]	1.12%

Net investment income	3.17%	2.82%	3.28%	2.55%	2.55%	2.76%[d]

Supplemental data

Net assets, end of year (000’s)	$557,604	$745,957	$780,810	$987,949	$1,117,109	$1,055,121

Portfolio turnover rate	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Annual Report |	The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Year Ended December 31,			Year Ended March 31,

	2018	2017	2016[a]	2016	2015	2014
Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 3.18	$ 2.91	$ 2.72	$ 3.13	$ 3.30	$ 2.94

Income from investment operations[b]:

Net investment income[c]	0.10	0.09	0.07	0.08	0.08	0.09[d]

Net realized and unrealized gains (losses)	(0.39)	0.26	0.15	(0.32)	(0.07)	0.34

Total from investment operations	(0.29)	0.35	0.22	(0.24)	0.01	0.43

Less distributions from:

Net investment income	(0.12)	(0.08)	(0.03)	(0.09)	(0.18)	(0.07)

Net realized gains	—	—	—	(0.08)	—	—

Total distributions	(0.12)	(0.08)	(0.03)	(0.17)	(0.18)	(0.07)

Net asset value, end of year	$ 2.77	$ 3.18	$ 2.91	$ 2.72	$ 3.13	$ 3.30

Total return[e]	(9.45)%	12.18%	7.97%	(7.76)%	0.36%	14.98%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.19%	1.17%	1.16%	1.11%	1.11%	1.13%

Expenses net of waiver and payments by affiliates and expense reduction[g]	1.16%	1.14%	1.15%	1.10%	1.11%[h]	1.12%

Net investment income	3.17%	2.82%	3.28%	2.55%	2.55%	2.76%[d]

Supplemental data

Net assets, end of year (000’s)	$285,358	$293,488	$319,161	$370,212	$467,765	$538,901

Portfolio turnover rate	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	15

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Year Ended December 31,			Year Ended March 31,

	2018	2017	2016[a]	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 3.16	$ 2.90	$ 2.70	$ 3.12	$ 3.28	$ 2.93

Income from investment operations[b]:
Net investment income[c]	0.08	0.06	0.05	0.05	0.06	0.06[d]

Net realized and unrealized gains (losses)	(0.40)	0.26	0.16	(0.31)	(0.07)	0.35

Total from investment operations	(0.32)	0.32	0.21	(0.26)	(0.01)	0.41

Less distributions from:

Net investment income	(0.09)	(0.06)	(0.01)	(0.08)	(0.15)	(0.06)

Net realized gains	—	—	—	(0.08)	—	—

Total distributions	(0.09)	(0.06)	(0.01)	(0.16)	(0.15)	(0.06)

Net asset value, end of year	$ 2.75	$ 3.16	$ 2.90	$ 2.70	$ 3.12	$ 3.28

Total return[e]	(10.23)%	11.03%	7.74%	(8.68)%	(0.04)%	14.11%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.94%	1.92%	1.89%	1.86%	1.83%	1.88%

Expenses net of waiver and payments by affiliates and expense reduction[g]	1.91%	1.89%	1.88%	1.85%	1.83%[h]	1.87%

Net investment income	2.42%	2.07%	2.55%	1.80%	1.83%	2.01%[d]

Supplemental data

Net assets, end of year (000’s)	$203,587	$317,374	$340,265	$464,899	$507,888	$480,700

Portfolio turnover rate	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.49%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16	Annual Report |	The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Year Ended December 31,			Year Ended March 31,
	2018	2017	2016[a]	2016	2015	2014

Class C1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 3.17	$ 2.91	$ 2.72	$ 3.13	$ 3.29	$ 2.93

Income from investment operations[b]:

Net investment income[c]	0.09	0.08	0.06	0.06	0.07	0.07 [d]

Net realized and unrealized gains (losses)	(0.39)	0.25	0.15	(0.31)	(0.07)	0.35

Total from investment operations	(0.30)	0.33	0.21	(0.25)	—	0.42

Less distributions from:

Net investment income	(0.10)	(0.07)	(0.02)	(0.08)	(0.16)	(0.06)

Net realized gains	—	—	—	(0.08)	—	—

Total distributions	(0.10)	(0.07)	(0.02)	(0.16)	(0.16)	(0.06)

Net asset value, end of year	$ 2.77	$ 3.17	$ 2.91	$ 2.72	$ 3.13	$ 3.29

Total return[e]	(9.88)%	11.71%	7.62%	(8.07)%	0.26%	14.57%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.59%	1.57%	1.56%	1.51%	1.51%	1.53%

Expenses net of waiver and payments by affiliates and expense reduction[g]	1.56%	1.54%	1.55%	1.50%	1.51%[h]	1.52%

Net investment income	2.77%	2.42%	2.88%	2.15%	2.15%	2.36%[d]

Supplemental data
Net assets, end of year (000’s)	$62,418	$173,079	$202,929	$233,840	$296,672	$341,690

Portfolio turnover rate	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	17

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Year Ended December 31,			Year Ended March 31,
	2018	2017	2016[a]	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 3.18	$ 2.92	$ 2.72	$ 3.14	$ 3.30	$ 2.94

Income from investment operations[b]:

Net investment income[c]	0.09	0.08	0.06	0.07	0.07	0.08 [d]

Net realized and unrealized gains (losses)	(0.38)	0.25	0.16	(0.32)	(0.06)	0.35

Total from investment operations	(0.29)	0.33	0.22	(0.25)	0.01	0.43

Less distributions from:

Net investment income	(0.11)	(0.07)	(0.02)	(0.09)	(0.17)	(0.07)

Net realized gains	—	—	—	(0.08)	—	—

Total distributions	(0.11)	(0.07)	(0.02)	(0.17)	(0.17)	(0.07)

Net asset value, end of year	$ 2.78	$ 3.18	$ 2.92	$ 2.72	$ 3.14	$ 3.30

Total return[e]	(9.67)%	11.84%	8.11%	(8.24)%	0.43%	14.70%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.44%	1.42%	1.41%	1.36%	1.36%	1.38%

Expenses net of waiver and payments by affiliates and expense reduction[g]	1.41%	1.39%	1.40%	1.35%	1.36%[h]	1.37%

Net investment income	2.92%	2.57%	3.03%	2.30%	2.30%	2.51%[d]

Supplemental data

Net assets, end of year (000’s)	$2,778	$4,944	$5,487	$6,498	$6,357	$5,757

Portfolio turnover rate	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.99%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18	Annual Report |	The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Year Ended December 31,			Year Ended March 31,
	2018	2017	2016[a]	2016	2015	2014[b]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 3.18	$ 2.92	$ 2.73	$ 3.14	$ 3.30	$ 3.02

Income from investment operations[c]:

Net investment income[d]	0.11	0.09	0.08	0.08	0.07	0.09 [e]

Net realized and unrealized gains (losses)	(0.38)	0.26	0.15	(0.31)	(0.04)	0.28

Total from investment operations	(0.27)	0.35	0.23	(0.23)	0.03	0.37

Less distributions from:

Net investment income	(0.13)	(0.09)	(0.04)	(0.10)	(0.19)	(0.09)

Net realized gains	—	—	—	(0.08)	—	—

Total distributions	(0.13)	(0.09)	(0.04)	(0.18)	(0.19)	(0.09)

Net asset value, end of year	$ 2.78	$ 3.18	$ 2.92	$ 2.73	$ 3.14	$ 3.30

Total return[f]	(9.09)%	12.56%	8.35%	(7.44)%	1.02%	12.32%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates and expense reduction	0.89%	0.84%	0.81%	0.81%	0.92%	2.31%

Expenses net of waiver and payments by affiliates and expense reduction[h]	0.82%	0.77%	0.79%	0.75%	0.76%	0.77%

Net investment income	3.51%	3.19%	3.64%	2.90%	2.90%	3.11%[e]

Supplemental data

Net assets, end of year (000’s)	$7,933	$11,254	$752	$1,089	$660	$5

Portfolio turnover rate	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bFor the period May 1, 2013 (effective date) to March 31, 2014.

cThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.59%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Year Ended December 31,			Year Ended March 31,
	2018	2017	2016[a]	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 3.19	$ 2.92	$ 2.73	$ 3.14	$ 3.31	$ 2.95

Income from investment operations[b]:

Net investment income[c]	0.11	0.10	0.08	0.08	0.09	0.09	[d]

Net realized and unrealized gains (losses)	(0.39)	0.26	0.14	(0.31)	(0.08)	0.35

Total from investment operations	(0.28)	0.36	0.22	(0.23)	0.01	0.44

Less distributions from:

Net investment income	(0.13)	(0.09)	(0.03)	(0.10)	(0.18)	(0.08)

Net realized gains	—	—	—	(0.08)	—	—

Total distributions	(0.13)	(0.09)	(0.03)	(0.18)	(0.18)	(0.08)

Net asset value, end of year	$ 2.78	$ 3.19	$ 2.92	$ 2.73	$ 3.14	$ 3.31

Total return[e]	(9.19)%	12.42%	8.22%	(7.52)%	0.62%	15.23%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	0.94%	0.92%	0.91%	0.86%	0.86%	0.88%

Expenses net of waiver and payments by affiliates and expense reduction[g]	0.91%	0.89%	0.90%	0.85%	0.86%[h]	0.87%

Net investment income	3.42%	3.07%	3.53%	2.80%	2.80%	3.01%[d]

Supplemental data

Net assets, end of year (000’s)	$207,346	$246,044	$212,161	$299,226	$405,877	$421,583

Portfolio turnover rate	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.49%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

20	Annual Report |	The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Statement of Investments, December 31, 2018

Templeton Global Balanced Fund

	Industry	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 60.3%
Canada 0.4%
Husky Energy Inc.	Oil, Gas & Consumable Fuels	550,500	$5,690,725

China 3.6%
[a]Baidu Inc., ADR	Interactive Media & Services	55,900	8,865,740
China Mobile Ltd.	Wireless Telecommunication Services	2,087,500	20,087,239
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	34,010,000	17,373,092
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	1,699,500	1,801,399

			48,127,470

Denmark 1.6%
A.P. Moeller-Maersk AS, B	Marine	5,517	6,940,218
Vestas Wind Systems AS	Electrical Equipment	184,986	14,003,610

			20,943,828

France 5.7%
AXA SA	Insurance	574,878	12,421,674
BNP Paribas SA	Banks	312,803	14,148,221
Credit Agricole SA	Banks	594,708	6,425,757
Sanofi	Pharmaceuticals	290,925	25,220,644
Veolia Environnement SA	Multi-Utilities	834,440	17,166,799

			75,383,095

Germany 4.2%
Bayer AG	Pharmaceuticals	156,319	10,872,269
E.ON SE	Multi-Utilities	1,669,822	16,484,063
Merck KGaA	Pharmaceuticals	188,611	19,415,052
Telefonica Deutschland Holding AG	Diversified Telecommunication Services	2,188,331	8,613,469

			55,384,853

Hong Kong 2.9%
CK Hutchison Holdings Ltd.	Industrial Conglomerates	1,947,352	18,701,344
Swire Pacific Ltd., A	Real Estate Management & Development	1,859,000	19,633,395

			38,334,739

Israel 1.1%
[a]Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	948,319	14,623,079

Italy 1.9%
Eni SpA	Oil, Gas & Consumable Fuels	1,582,500	25,000,158

Japan 5.0%
Ezaki Glico Co. Ltd.	Food Products	184,600	9,398,431
Panasonic Corp.	Household Durables	2,117,500	19,138,645
Seven & i Holdings Co. Ltd.	Food & Staples Retailing	117,600	5,132,124
Sumitomo Mitsui Financial Group Inc.	Banks	285,500	9,494,959
Suntory Beverage & Food Ltd.	Beverages	219,800	9,947,153
[b]Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	394,700	13,342,733

			66,454,045

Luxembourg 0.9%
SES SA, IDR	Media	630,561	12,072,921

Netherlands 2.6%
Flow Traders	Capital Markets	331,721	10,581,591
ING Groep NV	Banks	1,681,919	18,134,413
NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	83,300	6,104,224

			34,820,228

Norway 0.5%
Yara International ASA	Chemicals	186,429	7,185,719

franklintempleton.com	Annual Report	21

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

	Industry	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Singapore 1.5%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	9,123,299	$19,611,361

South Africa 0.0%†
[a,c,d]Edcon Holdings Ltd., F wts., 2/20/49	Specialty Retail	4,441	—
[a,c,d]Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	79,464,087	—
[a,c,d]Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	6,435,002	—
[a,c,d]K2016470219 South Africa Ltd., A	Specialty Retail	32,900,733	22,898
[a,c,d]K2016470219 South Africa Ltd., B	Specialty Retail	4,646,498	3,234

			26,132

South Korea 2.4%
Hana Financial Group Inc.	Banks	304,255	9,903,156
KB Financial Group Inc.	Banks	177,884	7,427,073
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	408,545	14,196,417

			31,526,646

Switzerland 2.3%
[a]CEVA Logistics AG	Air Freight & Logistics	7,991	242,484
Landis+Gyr Group AG	Electronic Equipment, Instruments
	& Components	173,839	9,801,386
Roche Holding AG	Pharmaceuticals	82,754	20,556,942

			30,600,812

Taiwan 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,516,000	11,172,925

Thailand 0.9%
Bangkok Bank PCL, fgn	Banks	1,926,400	12,330,390

United Kingdom 8.7%
BP PLC	Oil, Gas & Consumable Fuels	3,928,867	24,848,521
[a]Cobham PLC	Aerospace & Defense	5,707,293	7,112,282
HSBC Holdings PLC	Banks	881,292	7,292,985
Kingfisher PLC	Specialty Retail	4,348,469	11,506,674
Man Group PLC	Capital Markets	2,986,757	5,065,786
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	825,720	24,640,186
Standard Chartered PLC	Banks	1,991,076	15,470,855
Vodafone Group PLC	Wireless Telecommunication Services	9,873,649	19,252,205

			115,189,494

United States 13.2%
Allergan PLC	Pharmaceuticals	15,900	2,125,194
Amgen Inc.	Biotechnology	68,566	13,347,743
Citigroup Inc.	Banks	120,487	6,272,553
Comcast Corp., A	Media	357,424	12,170,287
Coty Inc., A	Personal Products	959,489	6,294,248
Eli Lilly & Co.	Pharmaceuticals	77,110	8,923,169
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	201,900	13,767,561
Gilead Sciences Inc.	Biotechnology	185,700	11,615,535
Kellogg Co.	Food Products	206,700	11,783,967
The Kroger Co.	Food & Staples Retailing	411,100	11,305,250
Oracle Corp.	Software	581,910	26,273,236
Perrigo Co. PLC	Pharmaceuticals	139,270	5,396,713
a,c,eTurtle Bay Resort	Hotels, Restaurants & Leisure	1,587,888	34,934
United Parcel Service Inc., B	Air Freight & Logistics	187,300	18,267,369
Walgreens Boots Alliance Inc.	Food & Staples Retailing	253,700	17,335,321

22	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

		Industry	Shares/ Warrants			Value
	Common Stocks and Other Equity Interests (continued)
	United States (continued)
	Wells Fargo & Co.	Banks	219,200			$10,100,736

						175,013,816

	Total Common Stocks and Other Equity Interests (Cost $884,492,555)					799,492,436

[f]	Equity-Linked Securities 4.7%
	Japan 0.7%
[g]	Credit Suisse AG/London into SoftBank Group Corp., 4.00%, 144A	Wireless Telecommunication Services	145,068			10,214,619

	United Kingdom 0.7%
[g]	Royal Bank of Canada into Standard Chartered PLC, 3.48%, 144A	Banks	12,400,000			9,236,726

	United States 3.3%
[g]	Credit Suisse AG/London into Allergan PLC, 4.00%, 144A	Pharmaceuticals	92,332			12,527,869
[g]	Credit Suisse AG/London into Coty Inc., 8.70%, A, 144A	Personal Products	873,507			5,884,423
[g]	Royal Bank of Canada into Citigroup Inc., 4.50%, 144A	Banks	16,105,000			10,733,066
[g]	Royal Bank of Canada into Knowles Corp., 5.00%, 144A	Electronic Equipment, Instruments & Components	16,447,000			14,268,637

						43,413,995

	Total Equity-Linked Securities (Cost $82,107,538)					62,865,340

			Principal Amount	*
	Corporate Bonds 0.0%†
	South Africa 0.0%†
[c,d,h]	K2016470219 South Africa Ltd.,
	senior secured note, 144A, PIK, 3.00%, 12/31/22	Multiline Retail	2,569,021			3,164
	senior secured note, 144A, PIK, 8.00%, 12/31/22	Multiline Retail	2,226,047		EUR	49,050
[d,h]	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	Multiline Retail	781,543			55,576

	Total Corporate Bonds (Cost $3,605,529)					107,790

	Foreign Government and Agency Securities 20.7%
	Argentina 1.6%
	Argentina Treasury Bill, Strip, 4/30/20		28,994,000		ARS	847,055
	Argentine Bonos del Tesoro,
	18.20%, 10/03/21		193,279,000		ARS	3,968,115
	16.00%, 10/17/23		298,989,000		ARS	6,715,854
	senior note, 15.50%, 10/17/26		243,952,000		ARS	4,873,974

franklintempleton.com	Annual Report	23

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency
Securities (continued)
Argentina (continued)
Government of Argentina,
[i] FRN, 65.509%, (ARPP7DRR), 6/21/20	2,930,000		ARS	$ 84,343
[i] FRN, 51.542%, (ARS Badlar + 2.00%), 4/03/22	37,519,000		ARS	959,075
[j] Index Linked, 3.75%, 2/08/19	37,751,000		ARS	1,423,108
[j] Index Linked, 4.00%, 3/06/20	1,106,000		ARS	35,582
senior note, 4.50%, 2/13/20	3,021,000			2,744,956

				21,652,062
Brazil 4.5%
Letra Tesouro Nacional,
Strip, 7/01/19	28,060	[k]	BRL	7,013,762
Strip, 7/01/20	1,200	[k]	BRL	279,744
Strip, 7/01/21	7,960	[k]	BRL	1,702,290
Nota Do Tesouro Nacional,
10.00%, 1/01/21	107,995	[k]	BRL	29,109,239
10.00%, 1/01/23	33,230	[k]	BRL	8,976,557
10.00%, 1/01/25	38,951	[k]	BRL	10,492,111
10.00%, 1/01/27	3,110	[k]	BRL	837,349
senior note, 10.00%, 1/01/19	2,640	[k]	BRL	680,280

				59,091,332
Colombia 1.4%
Government of Colombia,
senior bond, 7.75%, 4/14/21	689,000,000		COP	221,154
senior bond, 4.375%, 3/21/23	52,000,000		COP	15,220
senior bond, 9.85%, 6/28/27	83,000,000		COP	31,416
Titulos de Tesoreria,
B, 7.75%, 9/18/30	22,949,000,000		COP	7,534,629
B, 7.00%, 6/30/32	452,000,000		COP	137,404
senior bond, B, 11.00%, 7/24/20	677,000,000		COP	226,438
senior bond, B, 7.00%, 5/04/22	844,000,000		COP	271,494
senior bond, B, 10.00%, 7/24/24	1,738,000,000		COP	630,240
senior bond, B, 7.50%, 8/26/26	21,454,000,000		COP	6,977,158
senior bond, B, 6.00%, 4/28/28	5,961,000,000		COP	1,744,177
senior note, B, 7.00%, 9/11/19	481,000,000		COP	150,368

				17,939,698
El Salvador 0.0%†
[g] Government of El Salvador, 144A, 7.65%, 6/15/35	100,000			95,078
Ghana 1.4%
Government of Ghana,
24.50%, 4/22/19	3,310,000		GHS	687,933
24.50%, 5/27/19	270,000		GHS	56,448
24.75%, 3/01/21	110,000		GHS	24,400
24.50%, 6/21/21	600,000		GHS	133,702
24.75%, 7/19/21	6,550,000		GHS	1,465,930
18.75%, 1/24/22	7,110,000		GHS	1,417,016
19.75%, 3/25/24	7,250,000		GHS	1,427,325
19.00%, 11/02/26	27,470,000		GHS	5,197,031
senior bond, 19.75%, 3/15/32	20,850,000		GHS	4,113,878
senior note, 21.50%, 3/09/20	130,000		GHS	27,023
senior note, 18.50%, 6/01/20	1,210,000		GHS	243,930
senior note, 18.25%, 9/21/20	4,990,000		GHS	999,469
senior note, 24.00%, 11/23/20	7,760,000		GHS	1,687,063

24	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
senior note, 16.50%, 3/22/21	50,000		GHS	$ 9,652
senior note, 18.25%, 7/25/22	7,580,000		GHS	1,481,654

				18,972,454

India 3.9%
Government of India,
senior bond, 8.20%, 2/15/22	400,000,000		INR	5,918,643
senior bond, 8.35%, 5/14/22	210,100,000		INR	3,127,793
senior bond, 8.08%, 8/02/22	133,000,000		INR	1,965,674
senior bond, 8.13%, 9/21/22	268,000,000		INR	3,970,537
senior note, 7.80%, 4/11/21	404,400,000		INR	5,900,624
senior note, 6.84%, 12/19/22	44,000,000		INR	625,689
senior note, 7.16%, 5/20/23	307,000,000		INR	4,397,289
senior note, 8.83%, 11/25/23	756,500,000		INR	11,553,670
senior note, 7.68%, 12/15/23	465,000,000		INR	6,807,434
senior note, 6.79%, 5/15/27	540,500,000		INR	7,472,372

				51,739,725

Indonesia 3.4%
Government of Indonesia,
senior bond, FR35, 12.90%, 6/15/22	10,168,000,000		IDR	814,288
senior bond, FR39, 11.75%, 8/15/23	1,616,000,000		IDR	128,769
senior bond, FR42, 10.25%, 7/15/27	2,150,000,000		IDR	169,189
senior bond, FR43, 10.25%, 7/15/22	154,000,000		IDR	11,509
senior bond, FR44, 10.00%, 9/15/24	968,000,000		IDR	73,361
senior bond, FR46, 9.50%, 7/15/23	73,000,000,000		IDR	5,377,027
senior bond, FR56, 8.375%, 9/15/26	103,978,000,000		IDR	7,352,939
senior bond, FR63, 5.625%, 5/15/23	2,150,000,000		IDR	138,300
senior bond, FR70, 8.375%, 3/15/24	380,674,000,000		IDR	26,903,944
senior bond, FR71, 9.00%, 3/15/29	64,873,000,000		IDR	4,762,839

				45,732,165

Mexico 2.1%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	1,003,800	[l]	MXN	5,074,961
senior bond, M, 6.50%, 6/10/21	2,105,100	[l]	MXN	10,242,952
senior note, M, 5.00%, 12/11/19	2,432,600	[l]	MXN	11,985,939

				27,303,852

South Korea 1.9%
Korea Monetary Stabilization Bond,
senior note, 2.16%, 2/02/20	1,878,600,000		KRW	1,692,550
senior note, 2.05%, 10/05/20	460,000,000		KRW	414,373
Korea Treasury Bond,
senior bond, 4.25%, 6/10/21	3,380,800,000		KRW	3,208,383
senior note, 1.50%, 6/10/19	2,645,300,000		KRW	2,372,621
senior note, 1.25%, 12/10/19	2,503,000,000		KRW	2,237,028
senior note, 2.00%, 3/10/21	8,058,200,000		KRW	7,258,906
senior note, 1.375%, 9/10/21	8,151,200,000		KRW	7,226,281
senior note, 3.00%, 9/10/24	745,000,000		KRW	706,651

				25,116,793

[m]Supranational 0.2%
Inter-American Development Bank,
senior bond, 7.50%, 12/05/24	60,000,000		MXN	2,857,927

franklintempleton.com	Annual Report	25

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

		Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Ukraine 0.3%
[a,g,n] Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40		7,577,000			$4,365,148

Total Foreign Government and Agency Securities (Cost $306,589,526)					274,866,234

	Industry	Shares
Escrows and Litigation Trusts (Cost $—) 0.0%
United States 0.0%
[a,c] NewPage Corp., Litigation Trust	Paper & Forest Products	1,100,000			—

Total Investments before Short Term Investments (Cost $1,276,795,148)					1,137,331,800

		Principal Amount*
Short Term Investments 13.9%

Foreign Government and Agency Securities 5.1%
Argentina 1.1%
[o] Argentina Treasury Bill, 3/29/19 - 10/31/19		481,982,000		ARS	14,389,753

Egypt 0.0%†
[o] Egypt Treasury Bill, 1/22/19		3,100,000		EGP	171,057

Mexico 3.8%
[o] Mexico Treasury Bill,
1/31/19 - 11/07/19		30,415,470	[p]	MXN	15,072,952
5/23/19		35,301,250	[p]	MXN	17,388,612
7/04/19		37,184,260	[p]	MXN	18,111,207

					50,572,771

Philippines 0.0%†
Government of the Philippines, senior note, 7.875%, 2/19/19		80,000		PHP	1,530
[o] Philippine Treasury Bill, 3/06/19-3/20/19		410,000		PHP	7,744

					9,274

South Korea 0.2%
Korea Monetary Stabilization Bond, [o]3/12/19		450,000,000		KRW	402,713
senior note, 1.80%, 9/09/19		908,000,000		KRW	815,662
senior note, 1.87%, 11/09/19		680,000,000		KRW	610,747

26	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

	Principal Amount*		Value
Short Term Investments (continued)

Foreign Government and Agency Securities (continued)
South Korea (continued)
Korea Monetary Stabilization Bond, (continued)
senior note, 2.06%, 12/02/19	907,000,000	KRW	$816,048

			2,645,170

Total Foreign Government and Agency
Securities (Cost $69,091,700)			67,788,025

Total Investments before Money Market Funds and Repurchase Agreement (Cost $1,345,886,848)			1,205,119,825

	Shares
Money Market Funds (Cost $105,243,850) 7.9%
United States 7.9%
[q,r] Institutional Fiduciary Trust Money Market Portfolio, 1.99%	105,243,850		105,243,850

[s] Investments from Cash Collateral Received for Loaned Securities 0.9%
Money Market Funds (Cost $9,561,000) 0.7%
United States 0.7%
[q,r] Institutional Fiduciary Trust Money Market Portfolio, 1.99%	9,561,000		9,561,000

	Principal Amount*
Repurchase Agreement (Cost $2,391,476) 0.2%
United States 0.2%

[t] Joint Repurchase Agreement, 2.93%, 1/02/19 (Maturity Value $2,391,865)
Merrill Lynch, Pierce, Fenner & Smith Inc. Collateralized by U.S. Treasury Notes, 1.25%, 8/31/19 (valued at $2,439,309)	2,391,476		2,391,476

Total Investments from Cash Collateral Received for Loaned Securities (Cost $11,952,476)			11,952,476

Total Investments (Cost $1,463,083,174) 99.6%			1,322,316,151
Other Assets, less Liabilities 0.4%			4,708,819

Net Assets 100.0%			$1,327,024,970

franklintempleton.com	Annual Report	27

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2018. See Note 1(f).

cFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

dSee Note 9 regarding restricted securities.

eThe security is owned by FT Holdings Corporation lV, a wholly-owned subsidiary of the Fund. See Note 1(g).

fSee Note 1(e) regarding equity-linked securities.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $67,325,566, representing 5.1% of net assets.

hIncome may be received in additional securities and/or cash.

iThe coupon rate shown represents the rate at period end.

jRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(i).

kPrincipal amount is stated in 1,000 Brazilian Real Units.

lPrincipal amount is stated in 100 Mexican Peso Units.

mA supranational organization is an entity formed by two or more central governments through international treaties.

nThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

oThe security was issued on a discount basis with no stated coupon rate.

pPrincipal amount is stated in 10 Mexican Peso Units.

qSee Note 3(f) regarding investments in affiliated management investment companies.

rThe rate shown is the annualized seven-day effective yield at period end.

sSee Note 1(f) regarding securities on loan.

tSee Note 1(c) regarding joint repurchase agreement.

At December 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Japanese Yen	DBAB	Sell	419,230,800	$3,716,915	1/04/19	$—	$(109,438)
Euro	DBAB	Sell	5,532,158	6,439,182	1/07/19	96,501	—
Japanese Yen	SCNY	Sell	189,880,000	1,675,513	1/07/19	—	(57,964)
Australian Dollar	CITI	Sell	5,228,300	3,702,002	1/09/19	17,681	—
Euro	UBSW	Sell	943,744	1,097,150	1/09/19	14,944	—
South Korean Won	HSBK	Sell	4,434,966,732	3,936,594	1/10/19	—	(46,700)
South Korean Won	HSBK	Sell	5,024,000,000	4,538,802	1/10/19	26,464	—
Australian Dollar	JPHQ	Sell	2,515,750	1,777,045	1/11/19	4,149	—
Euro	HSBK	Sell	3,767,000	4,358,419	1/11/19	37,978	—
Euro	JPHQ	Sell	3,444,388	3,971,638	1/11/19	21,206	—
Indian Rupee	JPHQ	Buy	18,598,000	249,571	1/11/19	17,518	—
Japanese Yen	BZWS	Sell	86,450,000	785,966	1/11/19	—	(3,523)
Japanese Yen	DBAB	Sell	160,839,000	1,434,014	1/11/19	—	(34,820)
Japanese Yen	GSCO	Sell	228,991,000	2,081,169	1/11/19	—	(10,051)
Japanese Yen	HSBK	Sell	605,200,000	5,387,289	1/11/19	—	(139,592)
Japanese Yen	JPHQ	Buy	608,450,000	5,447,219	1/11/19	109,341	—
Japanese Yen	JPHQ	Sell	608,450,000	5,528,273	1/11/19	—	(28,288)
Australian Dollar	JPHQ	Sell	5,031,500	3,573,925	1/14/19	27,899	—
Indian Rupee	JPHQ	Buy	46,945,156	627,987	1/14/19	46,035	—
Euro	BOFA	Sell	7,619,000	8,886,421	1/15/19	144,948	—
Euro	DBAB	Sell	487,652	568,997	1/15/19	9,502	—

28	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	GSCO	Sell	1,651,995	$1,925,153	1/15/19	$29,777	$—
Indian Rupee	JPHQ	Buy	46,940,844	623,633	1/15/19	50,272	—
Japanese Yen	CITI	Sell	63,300,000	565,234	1/15/19	—	(13,032)
Japanese Yen	HSBK	Sell	92,070,000	818,284	1/15/19	—	(22,805)
Japanese Yen	BZWS	Sell	306,400,000	2,763,310	1/17/19	—	(36,211)
Indian Rupee	DBAB	Buy	134,077,000	1,912,312	1/18/19	12,091	—
Japanese Yen	HSBK	Sell	309,325,000	2,731,443	1/18/19	—	(95,035)
Australian Dollar	JPHQ	Sell	29,027,000	20,726,729	1/22/19	265,945	—
Euro	DBAB	Sell	16,670,000	19,320,697	1/22/19	182,892	—
Euro	GSCO	Sell	974,786	1,129,299	1/22/19	10,207	—
Euro	UBSW	Sell	3,506,930	4,065,829	1/22/19	39,738	—
Japanese Yen	BZWS	Sell	156,230,000	1,402,411	1/22/19	—	(25,620)
Japanese Yen	SCNY	Sell	260,930,000	2,411,553	1/22/19	26,504	—
Japanese Yen	DBAB	Sell	63,500,000	585,529	1/24/19	5,007	—
South Korean Won	HSBK	Sell	7,077,000,000	6,268,657	1/24/19	—	(90,142)
Euro	DBAB	Sell	100,000	115,522	1/25/19	688	—
Euro	JPHQ	Sell	2,443,285	2,823,595	1/25/19	17,861	—
Euro	GSCO	Sell	110,159	126,716	1/29/19	170	—
Euro	SCNY	Sell	3,343,195	3,823,946	1/30/19	—	(16,900)
South Korean Won	HSBK	Sell	1,860,000,000	1,639,995	1/30/19	—	(31,532)
Euro	DBAB	Sell	6,229,151	7,148,574	1/31/19	—	(8,376)
Euro	JPHQ	Sell	103,689,150	118,887,491	1/31/19	—	(245,596)
Japanese Yen	BZWS	Sell	291,270,000	2,614,332	1/31/19	—	(49,986)
Japanese Yen	HSBK	Sell	313,645,839	2,945,861	1/31/19	76,866	—
Australian Dollar	CITI	Sell	5,228,300	3,722,079	2/01/19	35,963	—
Euro	CITI	Sell	3,767,000	4,321,502	2/01/19	—	(6,910)
Japanese Yen	SCNY	Sell	209,310,000	1,870,509	2/01/19	—	(44,240)
Euro	JPHQ	Sell	13,255,813	15,224,168	2/05/19	—	(11,969)
British Pound	JPHQ	Sell	50,402,816	66,260,046	2/08/19	1,856,311	—
Euro	JPHQ	Sell	2,214,250	2,534,457	2/08/19	—	(11,182)
Japanese Yen	BZWS	Sell	2,840,000,000	25,404,890	2/08/19	—	(588,421)
Euro	JPHQ	Sell	1,476,168	1,690,604	2/11/19	—	(6,888)
Japanese Yen	JPHQ	Buy	209,790,000	1,870,984	2/12/19	49,694	—
Japanese Yen	JPHQ	Sell	209,790,000	1,966,240	2/12/19	45,562	—
Australian Dollar	JPHQ	Sell	2,515,750	1,784,296	2/13/19	10,304	—
Japanese Yen	CITI	Sell	255,214,000	2,273,105	2/13/19	—	(63,611)
Euro	JPHQ	Sell	13,488,375	15,331,831	2/15/19	—	(183,721)
Australian Dollar	JPHQ	Sell	9,454,000	6,877,218	2/19/19	210,109	—
Euro	BOFA	Sell	4,110,760	4,684,951	2/19/19	—	(45,096)
Euro	GSCO	Sell	47,872	54,584	2/19/19	—	(500)
Australian Dollar	JPHQ	Sell	8,046,000	5,896,712	2/20/19	222,465	—
Euro	JPHQ	Sell	5,382,620	6,192,597	2/20/19	—	(1,400)
Japanese Yen	BOFA	Sell	270,323,625	2,417,965	2/20/19	—	(58,357)
Euro	GSCO	Sell	974,548	1,125,028	2/21/19	3,489	—
Euro	JPHQ	Sell	2,443,285	2,816,888	2/21/19	5,082	—
Euro	UBSW	Sell	3,506,930	4,042,421	2/21/19	6,540	—
Japanese Yen	BOFA	Sell	539,529,250	4,817,225	2/21/19	—	(125,537)
Japanese Yen	CITI	Sell	616,515,000	5,661,347	2/21/19	13,299	—
Japanese Yen	DBAB	Sell	451,064,000	4,143,410	2/21/19	11,100	—

franklintempleton.com	Annual Report	29

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	DBAB	Sell	6,231,599	$7,101,312	2/28/19	$—	$(74,124)
Euro	GSCO	Sell	182,797	208,589	2/28/19	—	(1,895)
Euro	SCNY	Sell	3,409,501	3,892,968	2/28/19	—	(32,936)
Japanese Yen	BZWS	Sell	302,200,000	2,678,639	2/28/19	—	(91,305)
Japanese Yen	DBAB	Sell	470,943,032	4,169,034	2/28/19	—	(147,595)
Japanese Yen	HSBK	Sell	296,750,000	2,634,090	2/28/19	—	(85,899)
South Korean Won	HSBK	Sell	4,163,000,000	3,699,787	2/28/19	—	(45,787)
Japanese Yen	HSBK	Sell	420,281,000	3,733,011	3/04/19	—	(120,637)
Euro	DBAB	Sell	5,532,158	6,332,285	3/06/19	—	(41,135)
Euro	UBSW	Sell	943,744	1,084,272	3/06/19	—	(2,985)
Euro	DBAB	Sell	10,992,562	12,632,213	3/11/19	—	(37,658)
Japanese Yen	BZWS	Sell	209,340,000	1,873,121	3/11/19	—	(47,644)
Japanese Yen	CITI	Sell	62,440,000	557,839	3/11/19	—	(15,069)
Mexican Peso	CITI	Buy	47,968,000	2,423,177	3/11/19	—	(8,630)
Euro	DBAB	Sell	487,652	560,694	3/12/19	—	(1,416)
Japanese Yen	DBAB	Sell	30,500,000	272,279	3/12/19	—	(7,596)
Mexican Peso	CITI	Buy	177,301,000	8,923,274	3/12/19	—	(31)
Indian Rupee	DBAB	Buy	58,856,000	805,695	3/13/19	33,858	—
Japanese Yen	CITI	Sell	64,869,000	577,833	3/13/19	—	(17,475)
Euro	JPHQ	Sell	13,255,813	15,169,422	3/14/19	—	(113,163)
Euro	BOFA	Sell	2,055,380	2,335,857	3/18/19	—	(34,637)
Euro	GSCO	Sell	1,651,995	1,892,278	3/18/19	—	(12,988)
Japanese Yen	BOFA	Sell	270,323,625	2,396,550	3/18/19	—	(85,418)
Japanese Yen	CITI	Sell	488,778,900	4,337,395	3/18/19	—	(150,312)
Japanese Yen	DBAB	Sell	617,700,000	5,479,484	3/18/19	—	(191,908)
Japanese Yen	HSBK	Sell	309,325,000	2,743,812	3/18/19	—	(96,245)
Japanese Yen	MSCO	Sell	100,400,000	890,497	3/18/19	—	(31,322)
Japanese Yen	DBAB	Sell	126,234,000	1,126,295	3/19/19	—	(32,829)
Indian Rupee	CITI	Buy	15,811,000	216,663	3/20/19	8,678	—
Japanese Yen	CITI	Sell	487,440,000	4,403,849	3/20/19	—	(72,420)
Euro	GSCO	Sell	974,548	1,122,533	3/21/19	—	(1,728)
Japanese Yen	SCNY	Sell	312,386,000	2,815,506	3/25/19	—	(54,573)
Japanese Yen	DBAB	Sell	618,770,000	5,576,162	3/26/19	—	(109,394)
Japanese Yen	HSBK	Sell	547,340,000	4,926,109	3/26/19	—	(103,114)
Japanese Yen	DBAB	Sell	302,200,000	2,728,311	4/15/19	—	(53,269)
Japanese Yen	HSBK	Sell	209,990,000	1,908,159	4/17/19	—	(25,005)
Japanese Yen	HSBK	Sell	541,429,400	4,903,319	4/22/19	—	(83,159)
South Korean Won	HSBK	Sell	2,734,897,268	2,436,326	4/29/19	—	(30,478)
Japanese Yen	GSCO	Sell	254,830,000	2,304,506	4/30/19	—	(44,014)
Japanese Yen	BZWS	Sell	156,230,000	1,394,182	5/20/19	—	(48,059)
Japanese Yen	BOFA	Sell	907,306,000	8,159,006	5/21/19	—	(217,519)
South Korean Won	GSCO	Sell	5,211,000,000	4,707,317	6/07/19	—	(685)

Total Forward Exchange Contracts						$3,804,638	$(4,585,499)

Net unrealized appreciation (depreciation)							$(780,861)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

30	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

At December 31, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.775%	Semi-Annual	10/04/23	$1,690,000	$(16,489)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.795%	Semi-Annual	10/04/23	1,690,000	(18,084)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.765%	Semi-Annual	10/07/23	1,690,000	(15,659)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.914%	Semi-Annual	1/22/25	21,800,000	755,487
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.970%	Semi-Annual	1/23/25	27,250,000	851,433
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual	1/27/25	16,080,000	497,811
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual	1/29/25	4,020,000	133,661
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual	1/30/25	3,400,000	112,115
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual	2/03/25	5,360,000	217,857
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.982%	Semi-Annual	10/20/25	46,520,000	1,883,504
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.668%	Semi-Annual	10/04/43	820,000	(126,485)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.687%	Semi-Annual	10/04/43	820,000	(129,312)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.675%	Semi-Annual	10/07/43	820,000	(127,439)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual	4/13/47	36,200,000	2,207,051
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual	2/20/48	4,440,000	(171,542)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	4,440,000	(178,415)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual	2/23/48	4,440,000	(193,877)

Total Interest Rate Swap Contracts				$5,681,617

See Note 10 regarding other derivative information.

See Abbreviations on page 51.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	31

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

December 31, 2018

Templeton Global Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,345,886,848
Cost - Non-controlled affiliates (Note 3f)	114,804,850
Cost - Unaffiliated repurchase agreements	2,391,476

Value - Unaffiliated issuers+	$1,205,119,825
Value - Non-controlled affiliates (Note 3f)	114,804,850
Value - Unaffiliated repurchase agreements	2,391,476
Cash	5,285,467
Receivables:
Capital shares sold	3,183,687
Dividends and interest	9,955,283
European Union tax reclaims	93,179
Deposits with brokers for:
OTC derivative contracts	1,360,000
Centrally cleared swap contracts	8,131,709
Unrealized appreciation on OTC forward exchange contracts	3,804,638
FT Subsidiary deferred tax benefit (Note 1g)	180,563
Other assets	208

Total assets	1,354,310,885

Liabilities:
Payables:
Capital shares redeemed	7,326,390
Management fees	839,518
Distribution fees	820,521
Transfer agent fees	332,819
Variation margin on centrally cleared swap contracts	681,453
Payable upon return of securities loaned	11,952,476
Unrealized depreciation on OTC forward exchange contracts	4,585,499
Deferred tax	407,531
Accrued expenses and other liabilities	339,708

Total liabilities	27,285,915

Net assets, at value	$1,327,024,970

Net assets consist of:
Paid-in capital	$1,480,490,548
Total distributable earnings (loss)	(153,465,578)

Net assets, at value	$1,327,024,970

+Includes securities loaned	$11,461,161

32	Annual Report |	The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2018

Templeton Global Balanced Fund

Class A:
Net assets, at value	$557,604,136

Shares outstanding	201,370,163

Net asset value per share[a]	$2.77

Maximum offering price per share (net asset value per share ÷ 94.50%)	$2.93

Class A1:
Net assets, at value	$285,358,432

Shares outstanding	102,911,462

Net asset value per share[a]	$2.77

Maximum offering price per share (net asset value per share ÷ 95.75%)	$2.89

Class C:
Net assets, at value	$203,587,252

Shares outstanding	73,914,052

Net asset value and maximum offering price per share[a]	$2.75

Class C1:
Net assets, at value	$ 62,417,656

Shares outstanding	22,514,056

Net asset value and maximum offering price per share[a]	$2.77

Class R:
Net assets, at value	$ 2,777,767

Shares outstanding	999,397

Net asset value and maximum offering price per share	$2.78

Class R6:
Net assets, at value	$ 7,933,344

Shares outstanding	2,857,813

Net asset value and maximum offering price per share	$2.78

Advisor Class:
Net assets, at value	$207,346,383

Shares outstanding	74,538,896

Net asset value and maximum offering price per share	$2.78

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	33

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended December 31, 2018

Templeton Global Balanced Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$31,229,963
Non-controlled affiliates (Note 3f)	1,564,916
Interest: (net of foreign taxes)~
Unaffiliated issuers	37,578,042
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	14,485
Non-controlled affiliates (Note 3f)	50,405
Other income (Note 1g)	292,579

Total investment income	70,730,390

Expenses:
Management fees (Note 3a)	11,961,503
Distribution fees: (Note 3c)
Class A	1,700,059
Class A1	700,490
Class C	2,817,351
Class C1	914,662
Class R	20,384
Transfer agent fees: (Note 3e)
Class A	819,586
Class A1	339,047
Class C	339,828
Class C1	169,496
Class R	4,917
Class R6	6,704
Advisor Class	283,009
Custodian fees (Note 4)	480,247
Reports to shareholders	154,573
Registration and filing fees	155,766
Professional fees	153,660
Trustees’ fees and expenses	140,235
Other	316,836

Total expenses	21,478,353
Expense reductions (Note 4)	(115,306)
Expenses waived/paid by affiliates (Note 3f and 3g)	(416,679)

Net expenses	20,946,368

Net investment income	49,784,022

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	54,745,671
Written options	62,197
Foreign currency transactions	(2,266,873)
Forward exchange contracts	36,906,624
Swap contracts	(234,851)

Net realized gain (loss)	89,212,768

34	Annual Report |	The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations (continued)

for the year ended December 31, 2018

Templeton Global Balanced Fund

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(292,320,019)
Translation of other assets and liabilities denominated in foreign currencies	36,440
Forward exchange contracts	4,207,726
Swap contracts	3,971,979
Change in FT Subsidiary deferred tax benefit (Note 1g)	180,563
Change in deferred taxes on unrealized appreciation	594,839

Net change in unrealized appreciation (depreciation)	(283,328,472)

Net realized and unrealized gain (loss)	(194,115,704)

Net increase (decrease) in net assets resulting from operations	$(144,331,682)

*Foreign taxes withheld on dividends	$2,499,789
~Foreign taxes withheld on interest	$857,321
#Net of foreign taxes	$385,904

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	35

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Templeton Global Balanced Fund

	Year Ended December 31,
	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$49,784,022	$48,737,277
Net realized gain (loss)	89,212,768	8,795,400
Net change in unrealized appreciation (depreciation)	(283,328,472)	146,365,894

Net increase (decrease) in net assets resulting from operations	(144,331,682)	203,898,571

Distributions to shareholders: (Note 1i)
Class A	(25,802,835)	(19,556,305)
Class A1	(10,704,077)	(7,881,382)
Class C	(8,544,090)	(6,016,527)
Class C1	(4,649,410)	(4,035,340)
Class R	(139,046)	(118,333)
Class R6	(407,692)	(131,823)
Advisor Class	(9,464,026)	(6,962,602)

Total distributions to shareholders	(59,711,176)	(44,702,312)

Capital share transactions: (Note 2)
Class A	(102,427,954)	(100,988,932)
Class A1	30,686,781	(52,714,442)
Class C	(80,380,431)	(51,576,304)
Class C1	(96,785,897)	(46,925,471)
Class R	(1,662,951)	(1,000,230)
Class R6	(2,090,954)	10,399,429
Advisor Class	(8,411,483)	14,185,682

Total capital share transactions	(261,072,889)	(228,620,268)

Net increase (decrease) in net assets	(465,115,747)	(69,424,009)
Net assets:
Beginning of year	1,792,140,717	1,861,564,726

End of year (Note 1i)	$1,327,024,970	$1,792,140,717

36	Annual Report |	The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Consolidated Financial Statements

Templeton Global Balanced Fund

1.   Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Balanced Fund (Fund) is included in this report. The Fund offers seven classes of shares: Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class. Beginning on October 19, 2018, Class C and Class C1 shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

franklintempleton.com	Annual Report	37

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited

38	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Consolidated Statement of Investments, had been entered into on December 31, 2018.

d.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2018, the Fund had OTC derivatives in a net liability position of $3,196,644 and the aggregate value of collateral pledged for such contracts was $1,360,000.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2018, the Fund received $3,001,008 in U.S. Treasury Bills and Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a

franklintempleton.com	Annual Report	39

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

e. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Consolidated Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Consolidated Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Investments in FT Holdings Corporation IV (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At December 31, 2018, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT

40	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

During the year ended December 31, 2018, Turtle Bay Resort paid a distribution to FT Subsidiary. The distribution received is reflected as other income in the Consolidated Statement of Operations. At December 31, 2018, the FT Subsidiary, which is a tax paying entity, recognized an unrealized loss on its Turtle Bay investment. An estimated deferred tax asset based on such unrealized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%. When the Turtle Bay investment liquidates, the FT Subsidiary will recognize a capital loss which can be carried-back to offset prior year capital gains, resulting in a tax refund which will relieve the deferred tax asset.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2018, the net assets of FT subsidiary were $5,371,272, representing 0.4% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Consolidated Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Consolidated Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the Consolidated financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its Consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect

franklintempleton.com	Annual Report	41

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

i.   Security Transactions, Investment Income, Expenses and Distributions (continued)

their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Consolidated Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Consolidated Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class A.	$(19,556,305)
Class A1	(7,881,382)
Class C	(6,016,527)
Class C1.	(4,035,340)
Class R	(118,333)
Class R6.	(131,823)
Advisor Class	(6,962,602)

For the year ended December 31, 2017, distributions in excess of net investment income included in net assets was $(11,543,977).

42	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	34,179,367	$105,672,882	34,729,536	$108,430,155

Shares issued in reinvestment of distributions	8,191,278	24,826,534	6,047,566	18,862,967

Shares redeemed	(76,008,616)	(232,927,370)	(73,922,109)	(228,282,054)

Net increase (decrease)	(33,637,971)	$(102,427,954)	(33,145,007)	$(100,988,932)

Class A1 Shares:
Shares sold	26,725,090	$80,318,885	1,986,661	$6,154,902

Shares issued in reinvestment of distributions	3,388,828	10,255,359	2,412,694	7,531,521

Shares redeemed	(19,564,284)	(59,887,463)	(21,536,335)	(66,400,865)

Net increase (decrease)	10,549,634	$30,686,781	(17,136,980)	$(52,714,442)

Class C Shares:
Shares sold	15,951,230	$49,456,970	16,700,342	$51,826,308

Shares issued in reinvestment of distributions	2,679,582	8,116,943	1,825,027	5,662,032

Shares redeemed	(45,243,255)	(137,954,344)	(35,475,233)	(109,064,644)

Net increase (decrease)	(26,612,443)	$(80,380,431)	(16,949,864)	$(51,576,304)

Class C1 Shares:
Shares sold	1,544,449	$4,667,755	1,176,262	$3,646,376

Shares issued in reinvestment of distributions	1,470,313	4,501,085	1,232,506	3,841,363

Shares redeemed[a]	(35,032,803)	(105,954,737)	(17,587,696)	(54,413,210)

Net increase (decrease)	(32,018,041)	$(96,785,897)	(15,178,928)	$(46,925,471)

Class R Shares:
Shares sold	132,220	$414,418	312,180	$961,847

Shares issued in reinvestment of distributions	30,770	93,593	23,787	74,304

Shares redeemed	(716,748)	(2,170,962)	(662,610)	(2,036,381)

Net increase (decrease)	(553,758)	$(1,662,951)	(326,643)	$(1,000,230)

Class R6 Shares:
Shares sold	892,133	$2,809,748	3,786,925	$11,997,394

Shares issued in reinvestment of distributions	134,072	407,551	41,849	131,823

Shares redeemed	(1,704,891)	(5,308,253)	(549,941)	(1,729,788)

Net increase (decrease)	(678,686)	$(2,090,954)	3,278,833	$10,399,429

Advisor Class Shares:
Shares sold	23,403,505	$71,514,992	32,216,392	$99,986,656

Shares issued in reinvestment of distributions	2,672,118	8,130,400	1,909,153	5,987,303

Shares redeemed	(28,697,722)	(88,056,875)	(29,505,833)	(91,788,277)

Net increase (decrease)	(2,622,099)	$(8,411,483)	4,619,712	$14,185,682

[a]May include a portion of Class C1 shares that were automatically converted to Class A.

franklintempleton.com	Annual Report	43

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (Global Advisors)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Global Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.825%	Up to and including $500 million
0.725%	Over $500 million, up to and including $1 billion
0.675%	Over $1 billion, up to and including $1.5 billion
0.625%	Over $1.5 billion, up to and including $6.5 billion
0.600%	Over $6.5 billion, up to and including $11.5 billion
0.578%	Over $11.5 billion, up to and including $16.5 billion
0.565%	Over $16.5 billion, up to and including $19.0 billion
0.555%	Over $19.0 billion, up to and including $21.5 billion
0.545%	In excess of $21.5 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.732% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of Global Advisors, provides subadvisory services to the Fund. The subadvisory fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.   Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and A1 reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C, C1 and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

44	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.25%
Class C	1.00%
Class C1	0.65%
Class R	0.50%

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$96,052
CDSC retained	$21,853

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

Effective on or about March 1, 2019, certain front-end sales charges on Class A1 shares will be lowered. Further details are disclosed in the Fund’s Prospectus.

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2018, the Fund paid transfer agent fees of $1,962,587, of which $793,039 was retained by Investor Services.

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

franklintempleton.com	Annual Report	45

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies (continued)

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
						Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.99%	183,175,079	508,288,982	(586,220,211)	105,243,850	$105,243,850	$1,564,916	$ —	$ —
						Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	—	48,807,000	(39,246,000)	9,561,000	9,561,000	50,405	—	—

Total Affiliated Securities					$114,804,850	$1,615,321	$ —	$ —

g.   Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

Prior to May 1, 2018, Investor Services had contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% based on the average net assets of the class.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Short Term	$1,580,384
Long Term	12,264,864

Total capital loss carryforwards	$13,845,248

During the year ended December 31, 2018, the Fund utilized $65,304,267 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from ordinary income	$59,711,176	$44,702,312

46	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$1,476,824,870
Unrealized appreciation	$70,028,294
Unrealized depreciation	(219,264,372)
Net unrealized appreciation (depreciation)	$(149,236,078)
Distributable earnings:
Undistributed ordinary income	$5,399,449

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, equity-linked securities and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $657,979,043 and $841,206,389, respectively.

At December 31, 2018, in connection with securities lending transactions, the Fund loaned equity investments and received $11,952,476 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Risk

At December 31, 2018, the Fund had 9.0% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

franklintempleton.com	Annual Report	47

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

9. Restricted Securities (continued)

At December 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Shares/ Warrants		Issuer	Acquisition Date	Cost	Value

4,441		Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$47	$—
79,464,087		Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	841,962	—
6,435,002		Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	68,182	—
32,900,733		K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	81,025	22,898
4,646,498		K2016470219 South Africa Ltd., B	2/01/17	3,450	3,234
2,569,021		K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	2/08/13 - 12/31/18	1,641,989	3,164
2,226,047	EUR	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 8.00%, 12/31/22	2/01/17 - 12/31/18	1,344,063	49,050
781,543		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/31/18	619,477	55,576

		Total Restricted Securities (Value is 0.0%† of Net Assets)		$4,600,195	$133,922

*In U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

10. Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on centrally cleared swap contracts	$6,658,919	[a]	Variation margin on centrally cleared swap contracts	$977,302	[a]
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	3,804,638		Unrealized depreciation on OTC forward exchange contracts	4,585,499
Value recovery instruments	Investments in securities, at value	4,365,148	[b]

Totals		$14,828,705			$5,562,801

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$ (234,851)	Swap contracts	$3,971,979
Foreign exchange contracts	Forward exchange contracts	36,906,624	Forward exchange contracts	4,207,726
Equity contracts	Written options	62,197	Written options	—

48	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year		Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Value recovery instruments	Investments	$609,099	[a]	Investments	$(580,933)[a]

Totals		$37,343,069			$7,598,772

aVRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended December 31, 2018, the average month end notional amount of options and swap contracts, and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Options	3,492	shares
Swap contracts	$179,430,769
Forward exchange contracts	$688,386,409
VRI	$6,786,912

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 51.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

franklintempleton.com	Annual Report	49

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

12. Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Denmark	$—	$20,943,828	$—		$20,943,828
Germany	—	55,384,853	—		55,384,853
Italy	—	25,000,158	—		25,000,158
Norway	—	7,185,719	—		7,185,719
South Africa	—	—	26,132	[c]	26,132
Switzerland	—	30,600,812	—		30,600,812
United States	174,978,882	—	34,934		175,013,816
All Other Equity Investments	485,337,118	—	—		485,337,118
Equity-Linked Securities	—	62,865,340	—		62,865,340
Corporate Bonds:
South Africa	—	55,576	52,214		107,790
Foreign Government and Agency Securities	—	274,866,234	—		274,866,234
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	114,804,850	70,179,501	—		184,984,351

Total Investments in Securities	$775,120,850	$547,082,021	$113,280		$1,322,316,151

Other Financial Instruments:
Forward Exchange Contracts	$—	$3,804,638	$—		$3,804,638
Swap Contracts	—	6,658,919	—		6,658,919

Total Other Financial Instruments	$—	$10,463,557	$—		$10,463,557

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$4,585,499	$—		$4,585,499
Swap Contracts	—	977,302	—		977,302

Total Other Financial Instruments	$—	$5,562,801	$—		$5,562,801

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, other than those already disclosed in the financial statements.

50	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	BRL	Brazilian Real	ARPP7DRR	Argentina Central Bank 7 Day Repo Rate
CITI	Citigroup, Inc.	COP	Colombian Peso	BADLAR	Argentina Deposit Rates Badlar Private
DBAB	Deutsche Bank AG	EGP	Egyptian Pound		Banks ARS
GSCO	The Goldman Sachs Group, Inc.	EUR	Euro	FRN	Floating Rate Note
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi	GDP	Global Depositary Receipt
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah	IDR	International Depositary Receipt
MSCO	Morgan Stanley	INR	Indian Rupee	LIBOR	London InterBank Offered Rate
SCNY	Standard Chartered Bank	KRW	South Korean Won	PIK	Payment-In-Kind
UBSW	UBS AG	MXN	Mexican Peso	VRI	Value Recovery Instrument
		PHP	Philippine Peso
		USD	United States Dollar

franklintempleton.com	Annual Report	51

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Global Investment Trust and Shareholders of Templeton Global Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Templeton Global Balanced Fund and its subsidiary (the “Fund”) as of December 31, 2018, the related consolidated statement of operations for the year ended December 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

52	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Global Balanced Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 7.96% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $26,311,074 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2019 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

franklintempleton.com	Annual Report	53

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1994	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2017	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

54	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	24	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	38	El Oro Ltd (investments) (2003-present).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

franklintempleton.com	Annual Report	55

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.

(1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board, Trustee since 2013 and Vice President since 1996	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of five of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

56	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 16 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

franklintempleton.com	Annual Report	57

TEMPLETON GLOBAL INVESTMENT TRUST

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

58	Annual Report |	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON GLOBAL BALANCED FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	59

This page intentionally left blank.

Annual Report and Shareholder Letter Templeton Global Balanced Fund
Investment Manager
Templeton Global Advisors Limited
Subadvisor Franklin Advisers, Inc. Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	325 A 02/19

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)	(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $123,426 for the fiscal year ended December 31, 2018 and $124,647 for the fiscal year ended December 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $5,000 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2017. The services for which these fees were paid included tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $650 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $31,500 for the fiscal year ended December 31, 2018 and $14,000 for the fiscal year ended December 31, 2017. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, assets under management certification, and benchmarking services in connection with the ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $37,150 for the fiscal year ended December 31, 2018 and $14,000 for the fiscal year ended December 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.N/A

Item 6. Schedule of Investments.N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective related to internal control over financial reporting specific to the monitoring of market events following the close of trading in foreign stock markets that assist in determining the reliability of the values of the foreign securities held by the Funds and which may require the use of fair valuation factors to account for changes in the values of those securities subsequent to the local close of the foreign market but prior to the net asset calculation of the Funds. As a result, a material weakness exists at period end for the Templeton Emerging Markets Balanced Fund and Templeton Global Balanced Fund. There are no misstatements to current and previously issued financial statements. However, this material weakness could result in misstatements of security values and unrealized gains or losses and associated disclosures that would result in a material misstatement of the interim or annual financial statements that would not be prevented or detected.

Effective November 1, 2018, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value. Registrant’s management believes this will facilitate the remediation of the control deficiency we have identified and strengthen the internal control over financial reporting. This material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

(b) Changes in Internal Controls. As described above, there have been changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date February 26, 2019

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date February 26, 2019